UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22812

ARES MULTI-STRATEGY CREDIT FUND, INC.
(Exact name of registrant as specified in charter)

2000 AVENUE OF THE STARS 12TH FLOOR LOS ANGELES, CALIFORNIA			90067
(Address of principal executive offices)			(Zip code)

Copies to:

Daniel J. Hall 2000 Avenue of the Stars 12th Floor Los Angeles, California 90067		Maria Gattuso, Esq. Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(310) 201-4200

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2013

Item 1.  Report to Stockholders.

Ares Dynamic Credit Allocation Fund, Inc.
(NYSE: ARDC)

Ares Multi-Strategy Credit Fund, Inc.
(NYSE: ARMF)

Annual Report

October 31, 2013

Ares Dynamic Credit Allocation Fund, Inc.
Ares Multi-Strategy Credit Fund, Inc.

Contents

Letter to Shareholders	2
Fund Profiles & Financial Data	5
Schedules of Investments	8
Statements of Assets and Liabilities	18
Statements of Operations	19
Statements of Changes in Net Assets	20
Statements of Cash Flows	21
Financial Highlights	22
Notes to Financial Statements	23
Reports of Independent Registered Public Accounting Firm	31
Proxy & Portfolio Information	33
Dividend Reinvestment Plans	34
Approval of Investment Advisory Agreements	35
Corporate Information	37
Privacy Notice	38
Directors and Officers	39

Annual Report 2013

Ares Management Funds

Letter to Shareholders

October 31, 2013 (Unaudited)

Dear Shareholders,

We would like to start by thanking you for your interest and participation in the Ares Dynamic Credit Allocation Fund, Inc. ("ARDC") and the Ares Multi-Strategy Credit Fund, Inc. ("ARMF"). We appreciate the trust and confidence in Ares Management that you have demonstrated through your investment in ARDC and ARMF.

Economic Conditions and Leveraged Finance Market Update

Beginning in mid-May, many closed-end funds ("CEF" or "CEFs"), fixed-income CEFs in particular, experienced a significant amount of interest rate and headline driven stock price volatility. The primary catalyst for the sizable price movements over the summer months was Federal Reserve Chairman Bernanke's signals regarding the tapering of its long standing program of quantitative easing ("QE"). This shook financial markets and the broader CEF universe, which continues to trade at a significant discount to net asset value ("NAV"). While the market price performance story for credit focused CEFs generally has been challenging year-to-date, the underlying assets within ARDC have performed as we expected, returning 7.42% based on NAV. We believe a multi-asset class, dynamically managed fund like ARDC, which has the ability to tactically allocate toward floating rate and shorter duration assets, is capable of outperforming longer duration strategies during periods of rising rates.

Specific to October, after a brief bout of volatility early in the month related to the U.S. government shutdown and debt ceiling debate, U.S. capital markets rallied through October supported by robust technical conditions fueled by the belief that an accommodative U.S. Federal Reserve Bank policy will continue over the near-term. With expectations of tapering initiatives being pushed out, Treasuries rallied bolstering longer duration assets as the BofA Merrill Lynch High Yield Master II Index ("H0A0") posted its best monthly performance of 2013, returning 2.46% during October. The Credit Suisse Leveraged Loan Index ("CSLLI") posted a 0.80% return for the month of October as strong technical conditions boosted asset prices amid a slowdown in new issuance. Equities continued to rally during October with the S&P 500 touching record levels and returning 4.60% for the month. Year-to-date, the S&P 500 has returned 25.30%, vastly outperforming the year-to-date returns of 5.09% and 6.34% for the CSLLI and H0A0, respectively.

Investor sentiment across the U.S. credit spectrum improved post Congress' agreement on a bill in mid-October that ended the sixteen-day government shutdown and raised the debt ceiling. A constructive market tone persisted thereafter, as demonstrated by consistent positive inflows to high yield and bank loan asset classes throughout the month. Demand in the form of capital inflows to retail-oriented bank loan mutual funds and ETFs remained strong throughout October, albeit at a slower pace, posting a net inflow of $3.2 billion for the month and bringing its consecutive streak of positive weekly inflows to 72 weeks, according to Lipper. On the supply side of the ledger, not surprisingly, bank loan new-issue volume decreased month-over-month from approximately $54 billion in September to $32 billion in October according to S&P Capital IQ. Overall, the high yield market experienced similar themes with technical indicators positive across the board. According to Lipper, for the second consecutive month retail focused high yield mutual funds and ETFs experienced approximately $4.7 billion in net inflows during October, largely driven by the 22 bps decline in the 10 year treasury yield during the second half of October. In regards to the high yield primary market, consistent with the bank loan asset class, new issuance was down month-over-month from September's record high of $47.7 billion to $27.0 billion being placed during October according to S&P Capital IQ. While technical conditions retreated a bit in the month of October, we anticipate market conditions will remain favorable for borrowers as we head into the end of the year.

According to S&P Capital IQ, as of October 2013, year-to-date issuance of new U.S. CLOs stands at approximately $65 billion, marking the third highest year on record. There remains a reasonably large pipeline of new issue CLOs that have been mandated by managers to banks, many of which may come to market before year-end. The biggest obstacle remains AAA spreads which, based on recent prints, continue to widen. The AAA investor base continues to be very concentrated, and these investors have significant pricing power, with little on the horizon to change that dynamic. In the U.S., we see primary AAAs printing in the 145-155dm context, and are in the 150-160dm context for new European CLOs. Given these conditions, we expect many managers will elect to postpone the timing of their new CLOs until next year with the expectation that fresh AAA capital will appear after year-end. One consolation for issuers is that liability spreads have tightened somewhat in recent weeks on AA to BB tranches, partially offsetting widening AAA spreads, according to Asset-Backed Alert. In the context of what we believe to be a benign credit environment defined by strong credit fundamentals and a resilient U.S. economy, we continue to believe that CLOs remain an attractive as an asset class, and an alternative means of gaining exposure to senior secured loans. For additional information about the instruments in which ARDC and ARMF invest, please refer to the Funds' prospectuses and Statement of Additional Information.

Annual Report 2013

Ares Management Funds

Letter to Shareholders (continued)

October 31, 2013 (Unaudited)

Across the pond, European Market participants spent the predominance of October focused on potential policy signals from the European Central Bank ("ECB"), ahead of the November meeting of the Governing Council. In efforts to combat waning growth, the ECB announced a surprising quarter point cut to its benchmark interest rate in early November. While the central bank was applauded for the additional efforts, we expect more stimulus will be needed to support Europe's heavily indebted governments, fragile banks and sluggish economic growth. The propensity for market volatility in Europe over the short-term is anticipated especially given the risks that remain, which we believe will provide a compelling entry point for targeted investments.

With another temporary stop-gap measure in place, U.S. politicians have again delayed putting in place lasting legislation that would address budgetary shortfalls. These political distractions are likely to cause some pockets of market indigestion as contentious debate and possible solutions are brought to the forefront. Given expectations for the tapering of central bank intervention in early to mid-2014, ARDC has focused on sustaining a majority weighting to floating rate securities, which represented 56% of the total Fund's assets as of October 31, 2013. Despite a call for increasing rates over the intermediate term, we continue to view the macroeconomic and credit environments as favorable given current and expected below-average credit risk as the U.S. economy gradually improves, corporate balance sheets remain in good health and debt maturities have been extended for an increasing percentage of companies in our investible universe. Furthermore, with the robust technical environment likely in place through the end of the year, any bouts of volatility are expected to provide opportunities to source value. We continue to believe credit fundamentals will largely remain strong and as a result will look to incrementally allocate capital in targeted investments during market pullbacks. Overall, we view the below-investment grade credit markets as an attractive asset class for capital deployment given current income and security characteristics, particularly relative to equities and investment grade credit.

Ares Dynamic Credit Allocation Fund, Inc.

Ares Dynamic Credit Allocation Fund, Inc. ("ARDC") is a closed-end fund that trades on the New York Stock Exchange under the symbol "ARDC". ARDC's investment objective is to provide an attractive level of total return, primarily through current income and, secondarily, through capital appreciation, by investing in a broad, dynamically-managed portfolio of credit investments. As of October 31, 2013, ARDC held just over 45% of its Managed Assets in corporate bonds, more than 38% in senior loans, and approximately 17% in structured credit. As of October month-end, ARDC's investments included 134 issuers diversified across more than 30 distinct industries (based on Merrill Lynch industry classifications). The top five industry groups represented 47% of total holdings of ARDC while the top ten issuer holdings accounted for less than 15% of total portfolio holdings. ARDC has outperformed the CSLLI and the H0A0 for the YTD period ending October 31, 2013 on a Net Asset Value ("NAV") basis. We maintain strong conviction in the ARDC portfolio and believe ARDC continues to be well positioned to take advantage of buying opportunities in the new issue and secondary markets.

Ares Multi-Strategy Credit Fund, Inc.

On October 31, 2013, Ares Management LLC successfully closed the initial public offering of its second closed-end fund, Ares Multi-Strategy Credit Fund, Inc. ("ARMF"), a closed-end management company that is externally managed by a wholly-owned subsidiary of Ares Management LLC. ARMF priced an offering of 5.2 million shares at a price of $25.00 per share, for a total issuance of $130 million. The total issuance may reach up to $149.5 million should the underwriters exercise their overallotment option in full, which may or may not occur. ARMF's shares trade on the New York Stock Exchange under the symbol "ARMF". ARMF seeks to provide an attractive risk-adjusted level of total return, primarily through current income and, secondarily, through capital appreciation, by investing primarily in a broad, dynamically managed portfolio of below investment grade senior secured loans, high yield corporate bonds, other similar fixed-income

Annual Report 2013

Ares Management Funds

Letter to Shareholders (continued)

October 31, 2013 (Unaudited)

instruments, including derivatives, collateralized loan obligations, and other asset backed securities. ARMF will potentially invest a significant amount of its capital in debt instruments of issuers domiciled in Europe. ARMF's portfolio will be dynamically allocated among investments in the various targeted credit markets to seek to manage interest rate risk and credit risk and the duration of ARMF's portfolio.

Thank you for your continued support of ARDC and ARMF. If you have any questions about either Fund, please call 1-877-855-3434, or visit the Funds' websites at www.aresdc.com and www.aresmsf.com.

Best Regards,

Ares Capital Management II LLC

Disclaimer

Past performance is not indicative of future results.

This may contain information obtained from third parties, including ratings from credit ratings agencies such as Standard & Poor's. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content. THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice.

Annual Report 2013

The Ares Dynamic Credit Allocation Fund

October 2013

Investment Objective

Ares Dynamic Credit Allocation Fund, Inc.'s (the "Fund" or "ARDC") investment objective is to provide an attractive level of total return, primarily through current income and, secondarily, through capital appreciation.

Fund Yield and Distributions as of 10.31.13

Weighted Average Floating Coupon	5.29%
Weighted Average Bond Coupon[1]	8.77%
Current Distribution Rate[2]	7.78%
Monthly Dividend Per Share	$0.117

1 The weighted-average gross interest rates of the pool of bonds at the time the securities were issued.

2 The distribution rate is calculated based on latest declared monthly dividend annualized and divided by the closing market price of the Fund's shares as of October 31st, 2013. The Fund currently estimates that such distributions have been paid entirely from investment income. However, to the extent any portion of the current distribution is paid from sources other than investment income (such as long-term capital gains or return of capital) the source(s) would be disclosed in a Section 19 notice located under the "Investor Documents" section of the Fund's website. These estimates should not be relied on for tax purposes. The Fund will send to investors a Form 1099-DIV for the calendar year that will define how these distributions should be reported for federal income tax purposes. The distribution rate alone is not indicative of Fund performance.

Price/NAV History as of 10.31.13

Performance as of 10.31.13

	Market	NAV
Year to Date	-4.08%	7.42%
1 Month	0.31%	1.33%
Since Inception*	-4.03%	8.04%

*Since Inception of fund (11/27/2012). Past performance is not indicative of future results. Source: Morningstar

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Since Inception returns assume a purchase of common shares at the initial offering price of $20.00 per share for market price returns or initial net asset value (NAV) of $19.10 per share for NAV returns. Returns for periods of less than one year are not annualized. All distributions are assumed to be reinvested either in accordance with the dividend reinvestment plan (DRIP) for market price returns or NAV for NAV returns.

Portfolio Manangement Team

Seth Brufsky

Portfolio Manager
23 Years Experience in Leveraged Finance

Keith Ashton

Portfolio Manager
14 Years Experience in Structured Credit

About Ares

Founded in 1997, Ares is a global alternative asset manager and SEC registered investment adviser with approximately $68 billion of total committed capital under management and approximately 720 employees as of September 30, 2013**. As of September 30, 2013, Ares has 285 investment professionals** covering current investments in approximately 1,100 companies across over 30 industries. The Fund's portfolio management team is comprised of members of Ares' Capital Markets Group.

Ares specializes in managing assets in both the leveraged finance and private equity markets. Ares' leveraged finance activities include the acquisition and management of senior loans, high yield securities, mezzanine debt and special situation investments. Ares' private equity activities focus on providing flexible, junior capital to middle-market companies. Ares has the ability to invest across a capital structure, from senior floating rate debt to common equity. This flexibility, combined with Ares' "buy and hold" philosophy, enables Ares to structure an investment to meet the specific needs of a company rather than the less flexible demands of the public markets.

**Committed Capital Under Management reflects rounding and includes unfunded commitments including all amounts available under debt facilities. Amounts are preliminary and unaudited as of September 30, 2013.

Fixed vs. Floating Rate as of 10.31.13

Current Portfolio Mix as of 10.31.13

This data is subject to change on a daily basis.

Annual Report 2013

The Ares Dynamic Credit Allocation Fund (continued)

October 2013

Investment Strategy

The Fund invests primarily in a broad, dynamically managed portfolio of (i) secured loans ("Senior Loans") made primarily to companies whose debt is rated below investment grade; (ii) corporate bonds ("Corporate Bonds") that are primarily high yield issues rated below investment grade; and (iii) investment grade debt securities of collateralized loan obligations ("CLOs"). The Fund utilizes leverage as part of its investment strategy and may incur leverage in an aggregate amount of up to 33 1/3% of the Fund's Managed Assets by borrowing under a credit facility. Ares Capital Management II LLC, the Fund's investment adviser (the "Adviser"), is an affiliate of Ares Management LLC ("Ares"). The Adviser will seek to implement the Fund's investment strategy through the application of several techniques, including: (i) investing in a diversified portfolio of loans and other debt investments across a broad range of industries with varying characteristics and return profiles; (ii) adhering to the established credit underwriting processes of Ares Management LLC, an affiliate of the Adviser, and doing substantial pre-investment credit analysis, utilizing publicly available credit and industry information as well as other information about the borrowers and issuers; (iii) monitoring the credit quality of the obligors in the Fund's investments and, as appropriate, on a risk adjusted return basis, selling investments in underperforming issuers; and (iv) holding cash and engaging in derivative credit and interest rate hedges. The Adviser will allocate the Fund's portfolio dynamically among investments in the various targeted credit markets to seek to manage interest rate and credit risk and the duration of the Fund's portfolio.

Fund Overview and Characteristics as of 10.31.13

Ticker	ARDC
Market Price	$18.05
NAV Ticker	XADCX
NAV	$19.43
Premium/(Discount)	-7.10%
CUSIP	04014F102
Number of Issuers	134
Number of Instruments	192
Effective Duration[5]	1.27
Month-End/Avg Leverage[6]	29.07%**/29.25%**
Total Managed Assets[7]	$470,254,222
Inception Date	11/27/12

5 The effective duration measures a bonds sensitivity to interest rates.

6 As a percentage of total managed assets. This figure is calculated on a weekly basis.

7 Total assets of the Fund (including any assets attributable to financial leverage) minus accrued liabilities (other than debt representing financial leverage).

**On January 3, 2013, the Fund entered into a $150 million revolving funding facility with an institutional lender, pursuant to which the Fund expects to borrow funds to make additional investments, subject to available collateral.

Industry Allocation8 as of 10.31.13

8 Merrill Lynch ML4 industry classifications weighted by market value. These values may be different than industry classifications in certain regulatory filings.

Top 10 Holdings9 as of 10.31.13

Syncreon Global	1.73%
Grohe Holdings	1.52%
Guala Closures S.P.A.	1.33%
Doncasters plc	1.32%
Digicel Group Ltd	1.32%
Advantage Sales & Marketing Inc.	1.32%
Michael Foods	1.31%
Trans Union	1.30%
Hillman Companies	1.28%
GXS Worldwide	1.26%

9 Market value percentage may represent multiple instruments by the named issuer and/or multiple issuers being consolidated to the extent they are owned by the same parent company. These values may be different than the issuer concentrations in certain regulatory filings.

Annual Report 2013

The Ares Dynamic Credit Allocation Fund (continued)

October 2013

Risk Considerations

Investment and market risk-There can be no assurance that the Fund will achieve its investment objective. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. The Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Some important risks of the Fund are: Senior Loans risk and Subordinated Loans risk-The Senior Loans in which the Fund will invest will primarily be rated below investment grade, but may also be unrated and of comparable credit quality. As a result, the risks associated with such Senior Loans are generally similar to the risks of other below investment grade fixed income instruments, although Senior Loans are senior and typically secured in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured. Investments in below investment grade Senior Loans are considered speculative because of the credit risk of the Borrowers. Subordinated Loans generally are subject to similar risks as those associated with investments in Senior Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a Subordinated Loan, the first priority lien holder has first claim to the underlying collateral of the loan to the extent such claim is secured. Corporate Bond risk-The market value of a Corporate Bond generally may be expected to rise and fall inversely with interest rates. The market value of a Corporate Bond also may be affected by factors directly related to the issuer, such as investors' perceptions of the creditworthiness of the issuer, the issuer's financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer's capital structure and use of financial leverage and demand for the issuer's goods and services. CLO Debt Securities risk-CLO Debt Securities are typically privately offered and sold and may be thinly traded or have a limited trading market. As a result, investments in CLO Debt Securities may be characterized by the Fund as illiquid securities. In addition to the general risks associated with debt securities discussed above, CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; and (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches of the CLOs. Leverage risk-The Fund currently anticipates utilizing leverage by entering into a credit agreement after the closing of the offering of common shares. The use of borrowings or Derivatives or issuance of preferred shares to leverage the common shares can create risks, including increased variability of the Fund's net income, distributions and/or net asset value in relation to market changes. Changes in the value of the Fund's portfolio, including securities bought with the proceeds of leverage, will be borne entirely by common shareholders. All costs and expenses related to any form of leverage used by the Fund will be borne entirely by common shareholders. Increases and decreases in the value of the Fund's portfolio will be magnified if the Fund uses leverage. In addition to these risks, the Fund is also subject to the following risks; Below investment grade rating risk, Credit risk, Prepayment risk, Interest rate risk, Liquidity risk, Distressed and defaulted debt risk, Inflation/deflation risk, Structured products risks, Derivatives risks, Swaptions Risk, Credit-Linked Securities Risk, General Risks Associated with Derivatives, Credit risk, Currency risk, Leverage risk, Liquidity risk, Correlation risk, Index risk, Regulatory risk. Please see www.aresdc.com for a more detailed discussion about Fund risks and considerations.

Ares Capital Management II LLC is the Fund's investment manager, Destra Capital Investments, a broker/dealer, is providing secondary market servicing for the fund.

ardc@destracapital.com  877.855.3434  www.aresdc.com  Not FDIC-Insured, Not Bank Guaranteed, May Lose Value

Annual Report 2013

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments

October 31, 2013

Floating Rate Term Loans 54.1%(b)

	Principal Amount	Value(a)
Aerospace & Defense 1.1%
FR Acquisition Corporation (U.S.), Inc., Facility B (Mezzanine), 11.51%, 12/21/2017(c)	$1,198,547	$1,174,576
Sequa Corporation, Initial Term Loan, 5.25%, 06/19/2017	2,481,250	2,498,321
		3,672,897
Automobile 1.8%
INA Beteiligungsgesellschaft mbH, Term Loan C (EUR), (Denmark), 4.75%, 01/27/2017	€957,961	1,305,124
TI Group Automotive Systems, LLC, Additional Term Loan, 5.50%, 03/28/2019	$4,509,771	4,566,143
		5,871,267
Beverage, Food & Tobacco 0.6%
Rite Aid Corporation, Term Loan 2nd Lien, L+4.75%, 08/21/2020(d)	2,000,000	2,045,720
Broadcasting & Entertainment 0.9%
Salem Communications Corporation, Term Loan, 4.50%, 03/14/2020	2,906,847	2,915,335
Business Equipment & Services 1.2%
Twelve Beeches Sarl, Facility C, (Luxembourg), 5.50%, 08/01/2019	£2,500,000	4,041,901
Cable & Satellite TV 2.8%
Altice Financing S.A., Term Loan, (Luxembourg), 5.50%, 07/15/2019(e)	$3,500,000	3,169,309
TWCC Holding Corporation, Term Loan 2nd Lien, 7.00%, 06/26/2020	3,500,000	3,585,330
Virgin Media Investment Holdings, Ltd., C Facility, (Great Britain), 4.50%, 06/05/2020	£1,575,000	2,548,496
		9,303,135
Cargo Transportation 0.6%
Syncreon Global Finance (U.S.), Inc., Term Loan B, L+4.25%, 10/28/2020(d)	$2,000,000	1,962,500

Floating Rate Term Loans(b) (continued)

	Principal Amount	Value(a)
Chemicals, Plastics & Rubber 2.6%
Flint Group Belgium, Trache B2 Term Facility, (Belgium), 6.59%, 12/30/2016	€1,289,920	$1,746,217
Flint Group Belgium, Tranche C2 Term Facility, (Belgium), 6.59%, 12/30/2016	1,854,388	2,510,361
Flint Group, Inc., Facility B9 (2016 Extended), L+6.25%, 12/30/2016(d)	$1,523,941	1,510,606
General Chemical Corporation, New Tranche B Term Loan, L+3.50%, 10/06/2015(d)	3,000,366	3,010,357
		8,777,541
Consumer Products 1.1%
True Religion Apparel, Inc., Initial Term Loan, 5.88%, 07/30/2019	3,000,000	2,850,000
True Religion Apparel, Inc., Initial Term Loan 2nd Lien, 11.00%, 01/30/2020	869,565	826,087
		3,676,087
Diversified & Conglomerate Services 5.4%
Advantage Sales & Marketing, Inc., 2013 Incremental Term Loan 1L, 4.25%, 12/17/2017	3,868,749	3,902,601
Advantage Sales & Marketing, Inc., 2013 Other Term Loan 2L, 8.25%, 06/17/2018	2,387,249	2,408,137
Information Resources Inc., Term Loan, 4.75%, 09/30/2020	2,500,000	2,508,600
Language Line, LLC, Tranche B Term Loan, 6.25%, 06/20/2016	1,961,188	1,953,010
Novalis S.A.S. | Holdelis S.A., Term A2 (EUR), (France), 4.48%, 10/04/2017	€1,200,000	1,626,691
Novalis S.A.S. | Holdelis S.A., Term B (EUR), (France), 4.48%, 10/04/2017	1,800,000	2,446,200
VWR Funding, Inc., Dollar Term B-1 Loan, 4.17%, 04/03/2017	$1,712,063	1,717,062

Annual Report 2013

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

October 31, 2013

Floating Rate Term Loans(b) (continued)

	Principal Amount	Value(a)
VWR Funding, Inc., Euro Term B-1 Loan, 4.38%, 04/03/2017	€992,500	$1,349,145
		17,911,446
Electronics 2.5%
Freescale Semiconductor, Inc., Tranche B-5 Term Loan, 5.00%, 01/15/2021	$3,400,000	3,429,750
NXP B.V., Tranche C Loan, (Netherlands), 4.75%, 01/11/2020	4,962,500	5,012,125
		8,441,875
Forest Products 0.9%
NewPage Corporation, Term Loan, 7.75%, 12/21/2018	2,947,650	2,996,463
Furnishings, Housewares Durable Consumables 2.2%
Grohe Holding GmbH, European Loan, (Denmark), 5.25%, 05/18/2017	€3,246,843	4,419,830
Grohe Holding GmbH, U.S. Loan, (Denmark), 5.00%, 05/18/2017	$2,871,890	2,874,762
		7,294,592
Grocery 0.7%
Roundy's Supermarkets, Inc., Tranche B Term Loan, 5.75%, 02/13/2019	2,529,123	2,497,509
Healthcare, Education & Childcare 3.5%
AI Garden B.V., Facility B1, (Netherlands), 5.23%, 02/13/2020	€4,000,000	5,476,771
BSN Medical Luxembourg Finance Holding Sarl, Facility B1B, (Luxembourg), 4.25%, 08/28/2019	$1,100,000	1,103,663
BSN Medical Luxembourg Finance Holding Sarl, Term Loan (EUR), (Luxembourg), 4.25%, 08/28/2019(e)	€2,450,000	3,357,108
Tunstall Group Finance Ltd., Facility B1, (Great Britain), L+5.00%, 10/30/2020(d)	£1,000,000	1,601,623
		11,539,165

Floating Rate Term Loans(b) (continued)

	Principal Amount	Value(a)
Hotels, Motels, Inns & Gaming 2.6%
Affinity Gaming, Initial Term Loan, 5.50%, 11/09/2017	$2,511,832	$2,541,145
Caesars Entertainment Operating Company, Inc., Term B-4 Loans, 9.50%, 10/31/2016	3,466,561	3,460,772
Hilton Worldwide Holdings, Inc., Term Loan B-2, 4.00%, 10/26/2020	2,500,000	2,513,800
		8,515,717
Insurance 0.8%
Hub International Ltd., Initial Term Loan, 4.75%, 10/02/2020	2,800,000	2,821,504
Leisure, Amusement & Entertainment 1.2%
Delta 2 (Lux) Sarl, Facility B2 (USD), (Luxembourg), 4.50%, 04/30/2019	3,965,038	4,004,688
Machinery (Non-agricultural, Non-construction, Non-electronic) 1.9%
Doncasters U.S., LLC, Term B Loan, 5.50%, 04/09/2020	2,487,500	2,506,156
Doncasters U.S., LLC, Term C Loan, 6.00%, 04/09/2020	£995,000	1,608,262
Doncasters U.S., LLC, Term Loan 2nd Lien, 9.50%, 10/09/2020	$2,250,000	2,238,750
		6,353,168
Manufacturing 1.2%
Alliance Laundry Systems, LLC, Initial Term Loan, 4.25%, 12/10/2018	2,267,369	2,273,989
Alliance Laundry Systems, LLC, Initial Term Loan 2nd Lien, 9.50%, 12/10/2019	1,736,364	1,752,651
		4,026,640
Mining, Steel, Non-Precious Metals 0.7%
Peabody Energy Corporation, Term Loan, 4.25%, 09/24/2020	2,500,000	2,491,675

Annual Report 2013

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

October 31, 2013

Floating Rate Term Loans(b) (continued)

	Principal Amount	Value(a)
Oil & Gas 4.2%
Atlas Energy, L.P., Loan, 6.50%, 07/31/2019	$2,500,000	$2,543,750
Crestwood Holdings, LLC, Tranche B-1 Term Loan, 7.00%, 06/19/2019	2,959,455	3,029,742
Quicksilver Resources, Inc., Term Loan 2nd Lien, 7.00%, 06/21/2019	2,500,000	2,454,175
Rice Drilling B, LLC, Term Loan 2nd Lien, 8.50%, 10/25/2018	3,980,000	4,039,700
Teine Energy, Ltd., Incremental Term Loan, (Canada), 7.50%, 05/17/2019	1,990,000	1,999,950
		14,067,317
Personal Transportation 1.6%
Air Medical Holdings, LLC, B-1 Term Loan, 6.50%, 06/30/2018	3,345,956	3,379,416
Air Medical Holdings, LLC, Term Loan, 7.63%, 05/31/2018(c)	2,000,000	1,970,000
		5,349,416
Personal, Food & Miscellaneous Services 1.7%
Elior S.C.A., Facility I Tranche, (France), 5.54%, 03/29/2019	€3,500,000	4,805,541
Weight Watchers International, Inc., Initial Tranche B-2 Term Loan, L+3.00%, 04/02/2020(d)	$1,000,000	918,130
		5,723,671
Printing & Publishing 1.9%
Advanstar Communications, Inc., New 2nd Lien Term Loan, 9.50%, 06/05/2020	2,000,000	1,996,660
Dex Media East, LLC, Term Loan (2016), 6.00%, 12/30/2016	2,438,750	1,833,940
Dex Media West, LLC, Loan, 8.00%, 12/30/2016	2,897,251	2,394,897
		6,225,497

Floating Rate Term Loans(b) (continued)

	Principal Amount	Value(a)
Retail Stores 5.4%
BJ's Wholesale Club, Inc., 2nd Lien Replacement Loan, 9.75%, 03/26/2020	$2,500,000	$2,546,875
Harbor Freight Tools USA, Inc., Initial Loans, 4.75%, 07/26/2019	2,992,500	3,029,906
Hudson's Bay Company, Term Loan 1st Lien, (Canada), L+3.75%, 10/07/2020(d)	4,000,000	4,052,520
Hudson's Bay Company, Term Loan 2nd Lien, (Canada), L+7.25, 10/04/2021(d)	562,500	577,266
JC Penney Corporation, Inc., Term Loan, 6.00%, 05/22/2018	2,992,500	2,891,922
Neiman Marcus Group, Inc., New Term Loan, L+4.00%, 10/25/2020(d)	5,000,000	5,031,900
		18,130,389
Technology 1.1%
Allflex Holdings III, Inc. (U.S.), Initial Term Loan 1st Lien, 4.25%, 07/17/2020	2,000,000	2,010,840
Allflex Holdings III, Inc. (U.S.), Initial Term Loan 2nd Lien, 8.00%, 07/19/2021	1,500,000	1,513,125
		3,523,965
Utilities 1.3%
Alinta Energy Finance Pty, Ltd., Delayed Draw Term Loan, (Australia), 6.38%, 08/13/2018(e)	279,107	(3,838)
Alinta Energy Finance Pty, Ltd., Term B Loan, (Australia), 6.38%, 08/13/2019	4,266,348	4,207,686
		4,203,848
Waste Management 0.6%
Waste Industries USA, Inc., Term B Loan, 4.00%, 03/17/2017	1,985,000	1,987,481
Total Floating Rate Term Loans (Cost: $177,772,175)		180,372,409

Annual Report 2013

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

October 31, 2013

Corporate Bonds 66.5%

	Principal Amount	Value(a)
Aerospace & Defense 3.1%
DAE Aviation Holdings, Inc., 144A, 11.25%, 08/01/2015	$6,000,000	$6,022,500
Michael Baker International, LLC, 144A, 8.25%, 10/15/2018	1,866,000	1,903,320
Spirit AeroSystems, Inc., 6.75%, 12/15/2020	2,197,000	2,350,790
		10,276,610
Automobile 0.6%
TRW Automotive, Inc., 144A, 8.88%, 12/01/2017	2,000,000	2,100,020
Banking, Finance & Insurance 3.5%
Galaxy Bidco, Ltd., 144A, (Great Britain), 5.52%, 11/15/2019(f)(g)(h)	£1,417,000	2,269,022
Galaxy Bidco, Ltd., 144A, (Great Britain), 6.38%, 11/15/2020(g)(h)	600,000	960,771
Nationstar Mortgage, LLC, 10.88%, 04/01/2015	$2,000,000	2,068,750
TransUnion Holding Company, Inc., 9.63%, 06/15/2018(c)	5,750,000	6,224,375
		11,522,918
Beverage, Food & Tobacco 3.0%
Del Monte Corporation, 7.63%, 02/15/2019	3,500,000	3,644,375
Michael Foods Holding, Inc., 144A, 8.50%, 07/15/2018(c)	3,375,000	3,552,188
Michael Foods Holding, Inc., 9.75%, 07/15/2018(g)	2,500,000	2,734,375
		9,930,938
Broadcasting & Entertainment 1.9%
Belo Corporation, 7.25%, 09/15/2027	2,000,000	2,020,000
Belo Corporation, 8.00%, 11/15/2016	1,164,000	1,216,380
Lamar Media Corporation, 9.75%, 04/01/2014	3,000,000	3,105,000
		6,341,380

Corporate Bonds (continued)

	Principal Amount	Value(a)
Buildings & Real Estate 1.9%
Hillman Companies, Inc., 10.88%, 06/01/2018	$5,674,000	$6,156,290
Business Equipment & Services 0.7%
iGATE Corporation, 9.00%, 05/01/2016	2,000,000	2,150,000
Cable & Satellite TV 3.8%
Unitymedia KabelBW GmbH, 144A, (Denmark), 9.63%, 12/01/2019	€2,500,000	3,771,226
UPC Holding B.V., 144A, (Netherlands), 6.75%, 03/15/2023	3,500,000	4,865,901
Videotron, Ltee, (Canada), 9.13%, 04/15/2018	$1,874,000	1,970,042
Virgin Media Finance PLC, (Great Britain), 8.88%, 10/15/2019	£1,250,000	2,180,196
		12,787,365
Cargo Transportation 2.9%
Syncreon Global Finance (U.S.), Inc., 144A, 9.50%, 05/01/2018	$3,960,000	4,306,500
Syncreon Holdings, Ltd., 144A, 8.63%, 11/01/2021	2,000,000	2,025,000
Watco Companies, LLC, 144A, 6.38%, 04/01/2023	3,200,000	3,168,000
		9,499,500
Chemicals, Plastics & Rubber 2.2%
Hexion U.S. Finance Corporation, 8.88%, 02/01/2018	3,000,000	3,090,000
Hexion U.S. Finance Corporation, 9.00%, 11/15/2020	1,000,000	950,000
Vertellus Specialties, Inc., 144A, 9.38%, 10/01/2015	3,500,000	3,403,750
		7,443,750
Containers, Packaging & Glass 1.1%
Reynolds Group Holdings, Inc., 9.00%, 04/15/2019	1,900,000	2,033,000
Reynolds Group Holdings, Inc., 9.88%, 08/15/2019	1,500,000	1,659,375
		3,692,375

Annual Report 2013

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

October 31, 2013

Corporate Bonds (continued)

	Principal Amount	Value(a)
Diversified & Conglomerate Services 6.9%
Abengoa S.A., 144A, (Spain), 8.88%, 11/01/2017	$3,750,000	$3,946,875
Affinion Group Holdings, Inc., 11.50%, 10/15/2015	2,500,000	2,256,250
Brickman Group Holdings, Inc., 144A, 9.13%, 11/01/2018	4,805,000	5,141,350
Hertz Corporation, 144A, 8.50%, 07/31/2015	€6,000,000	8,500,547
West Corporation, 8.63%, 10/01/2018	$3,000,000	3,270,000
		23,115,022
Electronics 1.6%
Syniverse Holdings, Inc., 9.13%, 01/15/2019	5,000,000	5,412,500
Energy 1.2%
Hiland Partners, L.P., 144A, 7.25%, 10/01/2020	3,653,000	3,890,445
Farming and Agriculture 0.7%
Albain Bidco Norway A.S., (Norway), 6.75%, 11/01/2020	€1,690,000	2,331,161
Forest Products 0.6%
Verso Paper Holdings, LLC, 11.75%, 01/15/2019	$2,000,000	2,070,000
Furnishings, Housewares Durable Consumables 2.6%
Masonite International Corporation, 144A, (Canada), 8.25%, 04/15/2021	2,500,000	2,750,000
Sanitec Corporation, 144A, (Finland), 4.98%, 05/15/2018(f)	€4,250,000	5,855,168
		8,605,168
Grocery 0.8%
Pantry, Inc., 8.38%, 08/01/2020	$2,650,000	2,815,625
Healthcare, Education & Childcare 0.6%
Universal Health Services, Inc., 7.00%, 10/01/2018	2,000,000	2,135,000

Corporate Bonds (continued)

	Principal Amount	Value(a)
Hotels, Motels, Inns & Gaming 1.7%
Affinity Gaming, 9.00%, 05/15/2018	$2,165,000	$2,349,025
Marina District Finance Company, 9.50%, 10/15/2015	3,150,000	3,303,563
		5,652,588
Industrials 0.9%
Boart Longyear Management Pty, Ltd., 144A, (Australia), 7.00%, 04/01/2021	4,000,000	2,970,000
Mining, Steel, Non-Precious Metals 1.1%
CONSOL Energy, Inc., 8.00%, 04/01/2017	2,000,000	2,120,000
CONSOL Energy, Inc., 8.25%, 04/01/2020	1,500,000	1,640,625
		3,760,625
Non-Durable Consumer Products 0.7%
Jarden Corporation, 6.13%, 11/15/2022	1,500,000	1,601,250
Jarden Corporation, 7.50%, 01/15/2020	€535,000	785,972
		2,387,222
Oil & Gas 9.0%
Bill Barrett Corporation, 7.63%, 10/01/2019	$2,475,000	2,611,125
Crestwood Holdings, LLC, 7.75%, 04/01/2019	1,500,000	1,616,250
Gibson Energy, Inc., 144A, (Canada), 6.75%, 07/15/2021	2,000,000	2,115,000
Halcon Resources Corporation, 8.88%, 05/15/2021	3,000,000	3,123,750
Halcon Resources Corporation, 9.75%, 07/15/2020	1,000,000	1,087,500
MEG Energy Corporation, 144A, (Canada), 7.00%, 03/31/2024	3,000,000	3,067,500
Midstates Petroleum Company, Inc., 9.25%, 06/01/2021	3,500,000	3,605,000
Newfield Exploration Company, 6.88%, 02/01/2020	2,000,000	2,140,000
Parker Drilling Company, 9.13%, 04/01/2018	5,000,000	5,350,000

Annual Report 2013

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

October 31, 2013

Corporate Bonds (continued)

	Principal Amount	Value(a)
Plains Exploration and Production Company, 8.63%, 10/15/2019	$4,000,000	$4,426,476
Quicksilver Resources, Inc., 144A, 11.00%, 07/01/2021	1,000,000	1,010,000
		30,152,601
Packaging 2.6%
Albea Beauty Holdings S.A., 144A, 8.38%, 11/01/2019	2,000,000	2,105,000
Guala Closures Group S.p.A., 144A, (Italy), 5.60%, 11/15/2019(f)	€380,000	523,392
Guala Closures Group S.p.A., 144A, (Italy), 9.38%, 04/15/2018	4,000,000	5,875,393
		8,503,785
Retail Stores 2.4%
Burlington Holdings, LLC, 144A, 9.00%, 02/15/2018(c)	$1,500,000	1,539,375
IVS F S.p.A., 144A, (Italy), 7.13%, 04/01/2020	€3,250,000	4,527,611
Petco Animal Supplies, Inc., 144A, 8.50%, 10/15/2017(c)	$2,000,000	2,040,000
		8,106,986
Service & Equipment 1.2%
Ceridian Corporation, 11.25%, 11/15/2015	3,887,000	3,911,294
Technology 1.8%
GXS Worldwide, Inc., 9.75%, 06/15/2015	5,907,000	6,054,675
Telecommunications 5.4%
Digicel Group, Ltd., 144A, (Bermuda), 8.25%, 09/01/2017	4,000,000	4,166,000
Digicel Group, Ltd., 144A, (Bermuda), 10.50%, 04/15/2018	2,000,000	2,160,000
Level 3 Communications, Inc., 9.38%, 04/01/2019	2,000,000	2,235,000
Wind Acquisition Finance S.A., 144A, (Luxembourg), 5.48%, 04/30/2019(f)	€750,000	1,034,539
Wind Acquisition Finance S.A., 144A, (Luxembourg), 11.75%, 07/15/2017	$4,501,000	4,782,312

Corporate Bonds (continued)

	Principal Amount	Value(a)
Windstream Corporation, 7.75%, 10/15/2020	$1,000,000	$1,072,500
Windstream Corporation, 144A, 7.75%, 10/01/2021	2,500,000	2,668,750
		18,119,101
Total Corporate Bonds (Cost: $219,354,106)		221,894,944

Collateralized Loan Obligations/
Collateralized Debt Obligations 23.3%(f)

Banking, Finance & Insurance 2.6%
Northwoods Capital X, 144A, (Cayman Islands), 3.00%, 11/04/2025	4,000,000	3,796,748
West CLO 2013-1, Ltd., 144A, (Cayman Islands), 3.89%, 11/07/2025(g)(h)	3,000,000	2,851,590
WhiteHorse VII, Ltd., 144A, (Cayman Islands), 4.01%, 11/24/2025	2,000,000	1,893,172
		8,541,510
Structured Finance Obligations 20.7%
Apidos CLO XII, 144A, (Cayman Islands), 3.29%, 04/15/2025	4,000,000	3,621,792
Apidos CLO XIV, 144A, (Cayman Islands), 3.74%, 04/15/2025	4,000,000	3,789,948
Apidos CLO XV, 144A, (Cayman Islands), 3.50%, 10/20/2025	3,000,000	2,739,786
Atrium IX, 144A, (Cayman Islands), 3.76%, 02/28/2024	2,500,000	2,386,520
Carlyle Global Market Strategies (Cayman Islands), CLO 2012-4, Ltd., 144A, 4.74%, 01/20/2025	4,000,000	3,980,944
Cent XVII CLO, L.P., 144A, (Cayman Islands), 3.74%, 01/30/2025	4,000,000	3,724,588
Dryden Senior Loan Fund XXX, Ltd., 144A, (Cayman Islands), 3.44%, 11/15/2025	1,000,000	911,080
Finn Square CLO, Ltd., 144A, (Cayman Islands), 3.85%, 12/24/2023	4,500,000	4,361,778

Annual Report 2013

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

October 31, 2013

Collateralized Loan Obligations/
Collateralized Debt Obligations(f) (continued)

	Principal Amount	Value(a)
Galaxy XV CLO, Ltd., 144A, (Cayman Islands), 3.64%, 04/15/2025	$4,000,000	$3,713,908
Galaxy XVI CLO, Ltd., 144A, (Cayman Islands), 3.35%, 11/16/2025(g)(h)	2,000,000	1,876,700
Greywolf CLO II, Ltd., 144A, (Cayman Islands), 4.07%, 04/15/2025	4,000,000	3,884,444
Halcyon Loan Advisors Funding 2013-1, Ltd., 144A, (Cayman Islands), 3.74%, 04/15/2025	4,000,000	3,739,440
ING IM CLO 2011-1, LLC, 144A, (Cayman Islands), 3.55%, 06/22/2021	4,000,000	3,756,840
ING IM CLO 2013-1, Ltd., 144A, (Cayman Islands), 3.74%, 04/15/2024	3,000,000	2,803,389
KVK CLO 2013-1, Ltd., 144A, (Cayman Islands), 4.59%, 04/14/2025	3,000,000	2,996,088
Mountain Hawk I CLO, Ltd., 144A, (Cayman Islands), 3.34%, 01/20/2024	3,000,000	2,760,327
Oak Hill Credit Partners VIII, Ltd., 144A, (Cayman Islands), 3.74%, 04/20/2025	4,000,000	3,791,332

Collateralized Loan Obligations/
Collateralized Debt Obligations(f) (continued)

	Principal Amount	Value(a)
OHA Credit Partners VII, Ltd., 144A, (Cayman Islands), 4.26%, 11/20/2023	$1,000,000	$976,344
OHA Loan Funding 2013-1, Ltd., 144A, (Cayman Islands), 3.88%, 07/16/2025	4,000,000	3,814,708
OZLM Funding III, Ltd., 144A, (Cayman Islands), 4.14%, 01/22/2025	2,000,000	1,929,950
Symphony CLO XI, Ltd., 144A, (Cayman Islands), 4.24%, 01/17/2025	2,750,000	2,638,669
Venture XII CDO, Ltd., 144A, (Cayman Islands), 3.11%, 02/28/2024	1,000,000	969,339
Venture XIII CDO, Ltd., 144A, (Cayman Islands), 3.81%, 06/10/2025	4,000,000	3,814,916
		68,982,830
Total Collateralized Loan Obligations/ Collateralized Debt Obligations (Cost: $77,842,399)		77,524,340
Total Investments — 143.9% (Cost: $474,968,680)		$479,791,693
Liabilities in Excess of Other Assets — (43.9%)		(146,265,627)
Net Assets — 100.0%		$333,526,066

Footnotes:

(a)  Investment holdings in foreign currencies are converted to U.S. Dollars using period end spot rates. All investments are in United States enterprises unless otherwise noted.

(b)  Interest rates on floating rate term loans adjust periodically based upon a predetermined schedule. Stated interest rate in this schedule represents the "all-in" rate at period end.

(c)  Pay-In-Kind security (PIK), which may pay interest/dividends in additional par/shares.

(d)  This position or a portion of this position represents an unsettled loan purchase. The interest rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate ("LIBOR" or "L") or the applicable LIBOR floor plus a spread which was determined at the time of purchase.

(e)  Reported net of unfunded commitments, reduced by any upfront payments received if purchased at a discount, see Note 2.

(f)  Variable rate coupon, rate shown as of October 31, 2013.

(g)  Security valued at fair value using methods determined in good faith by or under the direction of the Board of Directors.

(h)  When-Issued or delayed delivery security based on typical market settlement convention for such security.

  As of October 31, 2013, the aggregate cost of securities for Federal income tax purposes was $475,013,533.
Unrealized appreciation and depreciation on investments for Federal income tax purposes are as follows:

Gross unrealized appreciation	$8,006,207
Gross unrealized depreciation	(3,228,047)
Net unrealized appreciation	$4,778,160

Annual Report 2013

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

October 31, 2013

Abbreviations:

144A  Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

CDO  Collateralized Debt Obligation

CLO  Collateralized Loan Obligation

Currencies:

£  British Pounds

€  Euro Currency

$  U.S. Dollars

Annual Report 2013

Ares Multi-Strategy Credit Fund, Inc.

Schedule of Investments

October 31, 2013

Floating Rate Term Loans 11.1%(b)(c)

	Principal Amount	Value(a)
Beverage, Food & Tobacco 1.8%
Rite Aid Corporation, Term Loan 2nd Lien, L+4.75%, 08/21/2020	$2,170,000	$2,219,606
Cable & Satellite TV 1.7%
TWCC Holding Corporation, Term Loan 2nd Lien, L+6.00%, 6/26/2020	2,000,000	2,048,760
Cargo Transportation 1.2%
Syncreon Global Finance (U.S.), Inc., Term Loan B, L+4.25%, 10/28/2020	1,500,000	1,471,875
Hotels, Motels, Inns & Gaming 1.6%
Cannery Casino Resorts, LLC, Term Loan 1st Lien, L+4.75%, 10/02/2018	2,000,000	1,998,120
Machinery (Non-agricultural, Non-construction, Non-electronic) 1.0%
Doncasters U.S., LLC, Term Loan 2nd Lien, L+8.25%, 10/09/2020	1,250,000	1,243,750
Personal, Food & Miscellaneous Services 1.8%
Weight Watchers International, Inc., Initial Tranche B-2 Term Loan, L+3.00%, 04/02/2020	2,500,000	2,295,325
Technology 2.0%
Allflex Holdings III, Inc. (U.S.), Initial Term Loan 2nd Lien, L+7.00%, 07/19/2021	1,500,000	1,513,125
EIG Investors Corporation, Term Loan 1st Lien, L+5.00%, 11/11/2019	1,000,000	1,002,920
		2,516,045
Total Floating Rate Term Loans (Cost: $13,900,513)		13,793,481

Corporate Bonds 19.7%

Aerospace & Defense 3.7%
DAE Aviation Holdings, Inc., 144A, 11.25%, 08/01/2015	2,500,000	2,509,375
Michael Baker International, LLC, 144A, 8.25%, 10/15/2018	2,000,000	2,040,000
		4,549,375

Corporate Bonds (continued)

	Principal Amount	Value(a)
Banking, Finance & Insurance 2.5%
Nationstar Mortgage, LLC, 10.88%, 04/01/2015	$3,000,000	$3,103,125
Beverage, Food & Tobacco 1.2%
Michael Foods Holding, Inc., 9.75%, 07/15/2018(d)	1,400,000	1,531,250
Buildings & Real Estate 2.2%
Hillman Companies, Inc., 10.88%, 06/01/2018	2,500,000	2,712,500
Chemicals, Plastics & Rubber 2.0%
Vertellus Specialties, Inc., 144A, 9.38%, 10/01/2015	2,500,000	2,431,250
Consumer Products 1.3%
Easton-Bell Sports, Inc., 9.75%, 12/01/2016	1,500,000	1,580,640
Containers, Packaging & Glass 1.3%
Berry Plastics Corporation, 9.50%, 05/15/2018	1,500,000	1,627,500
Hotels, Motels, Inns & Gaming 1.6%
Mohegan Tribal Gaming Authority, 144A, 11.00%, 09/15/2018	2,000,000	2,005,000
Pipeline 2.0%
Kinder Morgan, Inc., 5.63%, 11/15/2023(d)	2,500,000	2,500,000
Service & Equipment 0.8%
Ceridian Corporation, 11.25%, 11/15/2015	1,000,000	1,006,250
Telecommunications 1.1%
Wind Acquisition Finance S.A., 144A, (Luxembourg), 11.75%, 07/15/2017	1,250,000	1,328,125
Total Corporate Bonds (Cost: $24,445,312)		24,375,015

Annual Report 2013

Ares Multi-Strategy Credit Fund, Inc.

Schedule of Investments (continued)

October 31, 2013

Collateralized Loan Obligations/
Collateralized Debt Obligations 0.6%(e)

	Principal Amount	Value(a)
Structured Finance Obligations 0.6%
Oak Hill Credit Partners VI, 144A, (Cayman Islands), 4.56%, 05/15/2023	$750,000	$684,793
Total Collateralized Loan Obligations/ Collateralized Debt Obligations (Cost: $690,000)		684,793
Total Investments — 31.4% (Cost: $39,035,825)		$38,853,289
Other Assets in Excess of Liabilities — 68.6%		84,896,121
Net Assets — 100.0%		$123,749,410

Footnotes:

(a)  Investment holdings in foreign currencies are converted to U.S. Dollars using period end spot rates. All investments are in United States enterprises unless otherwise noted.

(b)  Interest rates on floating rate term loans adjust periodically based upon a predetermined schedule. Stated interest rate in this schedule represents the "all-in" rate at period end.

(c)  This position or a portion of this position represents an unsettled loan purchase. The interest rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate ("LIBOR" or "L") or the applicable LIBOR floor plus a spread which was determined at the time of purchase.

(d)  Security valued at fair value using methods determined in good faith by or under the direction of the Board of Directors.

(e)  Variable rate coupon, rate shown as of October 31, 2013.

  As of October 31, 2013, the aggregate cost of securities for Federal income tax purposes was $39,035,825.
Unrealized appreciation and depreciation on investments for Federal income tax purposes are as follows:

Gross unrealized appreciation	$—
Gross unrealized depreciation	(182,536)
Net unrealized depreciation	$(182,536)

Abbreviations:

144A  Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

Currencies:

$  U.S. Dollars

Annual Report 2013

Ares Dynamic Credit Allocation Fund, Inc.
Ares Multi-Strategy Credit Fund, Inc.

Statements of Assets and Liabilities

October 31, 2013

	Ares Dynamic Credit Allocation Fund, Inc.	Ares Multi-Strategy Credit Fund, Inc.
Assets:
Investments, at value (cost $474,968,680 and $39,035,825, respectively)	$479,791,693	$38,853,289
Cash	5,767,932	124,250,296
Cash denominated in foreign currency, at value (cost $6,227,071 and $0, respectively)	6,173,792	—
Receivable for securities sold	25,461,868	114,784
Interest and principal receivable	5,546,489	561,606
Deferred debt issuance cost	227,700	—
Total assets	522,969,474	163,779,975
Liabilities:
Line of credit outstanding	136,728,156	—
Payable for securities purchased	51,968,209	39,711,431
Payable for investment advisory fees	399,643	3,404
Payable for interest expense	88,974	—
Payable for investor support fees	47,957	408
Payable for administration, custodian and transfer agent fees	29,819	459
Payable for commitment fee	4,836	—
Payable for offering expenses	—	260,000
Accrued expenses and other payables	175,814	54,863
Total liabilities	189,443,408	40,030,565
Net assets	$333,526,066	$123,749,410
Net assets consist of:
Paid-in capital	$327,178,989	$123,990,296
Net operating loss	—	(58,350)
Accumulated net realized gain on investments and foreign currency	4,152,554	—
Net unrealized appreciation/(depreciation) on investments and foreign currency	2,194,523	(182,536)
Net assets	$333,526,066	$123,749,410
Common shares:
Shares outstanding (authorized 1 billion shares of each Fund of $0.001 par value)	17,166,012	5,204,200
Net asset value per share	$19.43	$23.78

Annual Report 2013

Ares Dynamic Credit Allocation Fund, Inc.
Ares Multi-Strategy Credit Fund, Inc.

Statements of Operations

For the periods ended October 31, 2013

	Ares Dynamic Credit Allocation Fund, Inc.(a)	Ares Multi-Strategy Credit Fund, Inc.(b)
Investment income:
Interest	$25,789,572	$—
Expenses:
Investment advisory fees (Note 6)	3,987,161	3,404
Interest expense (Note 5)	1,284,278	—
Investor support fees (Note 6)	478,459	408
Administration, custodian and transfer agent fees (Note 6)	317,650	459
Legal fees	250,000	548
Insurance expense	220,895	523
Amortization of debt issuance cost (Note 5)	160,667	—
Printing expense	99,000	23,381
Audit fees	85,116	30,000
Directors fees	80,000	219
Commitment fee expense (Note 5)	42,029	—
Other expenses	103,425	192
Total expenses	7,108,680	59,134
Net investment income (loss)	18,680,892	(59,134)
Net realized and change in unrealized gain/(loss) on investments and foreign currency
Net realized gain on investments	4,957,668	784
Net realized gain on foreign currency	583,474	—
Net change in unrealized appreciation/(depreciation) on investments	4,823,013	(182,536)
Net change in unrealized appreciation/(depreciation) on foreign currency	(2,628,490)	—
Net realized and change in unrealized gain/(loss) on investments and foreign currency	7,735,665	(181,752)
Total increase/(decrease) in net assets resulting from operations	$26,416,557	$(240,886)

(a) For the period from November 27, 2012 (commencement of operations) to October 31, 2013.

(b) For the period from October 28, 2013 (commencement of operations) to October 31, 2013.

Annual Report 2013

Ares Dynamic Credit Allocation Fund, Inc.
Ares Multi-Strategy Credit Fund, Inc.

Statements of Changes in Net Assets

For the periods ended October 31, 2013

	Ares Dynamic Credit Allocation Fund, Inc.(a)	Ares Multi-Strategy Credit Fund, Inc.(b)
Increase (decrease) in net assets from operations:
Net investment income (loss)	$18,680,892	$(59,134)
Net realized gain on investments and foreign currency	5,541,142	784
Net change in unrealized appreciation/(depreciation) on investments and foreign currency	2,194,523	(182,536)
Net increase/(decrease) from operations	26,416,557	(240,886)
Distributions to shareholders from:
Net investment income	(20,079,948)	—
Increase in net assets from operations and distributions	6,336,609	(240,886)
Share transactions:
Proceeds from sale of shares (net of offering costs of $686,000 and $260,000, respectively)	326,879,000	123,990,296
Value of distributions reinvested	210,457	—
Net increase from share transactions	327,089,457	123,990,296
Total increase in net assets	333,426,066	123,749,410
Net Assets, beginning of period	100,000	—
Net Assets, end of period	$333,526,066	$123,749,410
Net operating loss	$—	$(58,350)

(a) For the period from November 27, 2012 (commencement of operations) to October 31, 2013.

(b) For the period from October 28, 2013 (commencement of operations) to October 31, 2013.

Annual Report 2013

Ares Dynamic Credit Allocation Fund, Inc.
Ares Multi-Strategy Credit Fund, Inc.

Statement of Cash Flows

For the periods ended October 31, 2013

	Ares Dynamic Credit Allocation Fund, Inc.(a)	Ares Multi-Strategy Credit Fund, Inc.(b)
Operating activities:
Net increase/(decrease) in net assets from operations	$26,416,557	$(240,886)
Adjustments to reconcile net increase/(decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(1,216,776,763)	(39,149,825)
Proceeds from the sale of investments	746,161,496	114,784
Amortization and accretion of discounts and premiums, net	597,956	—
Net realized gain on investments	(4,957,668)	(784)
Net realized gain on foreign currency	(583,474)	—
Net change in unrealized appreciation/(depreciation) on investments	(4,823,013)	182,536
Net change in unrealized appreciation/(depreciation) on foreign currency	2,628,490	—
Changes in operating assets and liabilities:
Receivable for securities sold	(25,461,868)	(114,784)
Interest and principal receivable	(5,546,489)	(561,606)
Deferred debt issuance cost	(227,700)	—
Payable for securities purchased	51,968,209	39,711,431
Payable for investment advisory fees	399,643	3,404
Payable for interest expense	88,974	—
Payable for commitment fee	4,836	—
Payable for investor support fees	47,957	408
Payable for administration, custodian and transfer agent fees	29,819	459
Accrued expenses and other payables	175,814	54,863
Payable for offering costs	—	260,000
Net cash (used in)/provided by operating activities	(429,857,224)	260,000
Financing activities:
Borrowings on line of credit	172,645,277	—
Paydowns on line of credit	(38,376,053)	—
Proceeds from sale of shares	327,565,000	124,250,296
Offering costs paid for sale of shares	(686,000)	(260,000)
Distributions paid — common shareholders — net	(19,869,491)	—
Net cash provided by financing activities	441,278,733	123,990,296
Effect of exchange rate changes on cash	420,215	—
Net increase in cash	11,841,724	124,250,296
Cash:
Beginning of period	100,000	—
End of period	$11,941,724	$124,250,296
Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$1,232,497	$—
Reinvestment of distributions	210,457	—

(a) For the period from November 27, 2012 (commencement of operations) to October 31, 2013.

(b) For the period from October 28, 2013 (commencement of operations) to October 31, 2013.

Annual Report 2013

Ares Dynamic Credit Allocation Fund, Inc.
Ares Multi-Strategy Credit Fund, Inc.

Financial Highlights

For the periods ended October 31, 2013

	Ares Dynamic Credit Allocation Fund, Inc.(a)		Ares Multi-Strategy Credit Fund, Inc.(b)
Net asset value, beginning of period	$19.10		$23.88
Income from investment operations:
Net investment income (loss)	1.09		(0.01)
Net realized and change in unrealized gain (loss)	0.45		(0.04)
Total from investment operations	1.54		(0.05)
Less distributions declared to shareholders:
From net investment income	(1.17)		—
Capital share transactions:
Common share offering costs charged to paid-in capital	(0.04)		(0.05)
Net asset value, end of period	$19.43		$23.78
Market value, end of period	$18.05		$24.39
Net asset value total return(c)	8.04	%(d)	(0.29	)%(d)
Market value total return(e)	(4.03	)%(d)	(2.44	)%(d)
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)	$333,526		$123,749
Expenses, inclusive of interest expense and amortization of debt issuance costs	2.18%		0.05%
Expenses, exclusive of interest expense and amortization of debt issuance costs	1.74%		0.05%
Net investment income	5.74%		(0.05)%
Portfolio turnover rate	189.46	%(d)	0.30	%(d)

(a)  For the period from November 27, 2012 (commencement of operations) to October 31, 2013.

(b)  For the period from October 28, 2013 (commencement of operations) to October 31, 2013.

(c)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Funds' Dividend Reinvestment Plan.

(d)  Not annualized.

(e)  Based on market value per share (beginning market value common shares $20.00 and $25.00, respectively). Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Funds' Dividend Reinvestment Plan.

Annual Report 2013

Ares Dynamic Credit Allocation Fund, Inc.
Ares Multi-Strategy Credit Fund, Inc.

Notes to Financial Statements

October 31, 2013

(1) Organization

Ares Dynamic Credit Allocation Fund, Inc. ("ARDC") and Ares Multi-Strategy Credit Fund, Inc. ("ARMF") (individually, a "Fund" or, collectively, the "Funds") are corporations incorporated under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as closed-end, non-diversified, management investment companies, and intend to qualify to be treated as Registered Investment Companies ("RIC"). ARDC and ARMF commenced operations on November 27, 2012 and October 28, 2013, respectively. Ares Capital Management II LLC (the "Adviser") serves as the investment adviser to the Funds. The Funds' common shares are listed on the New York Stock Exchange (the "Exchange") and trade under the ticker symbols "ARDC" and "ARMF", respectively.

Investment Objective

ARDC's investment objective is to provide an attractive risk-adjusted level of total return, primarily through current income and, secondarily, through capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in a broad, dynamically managed portfolio of (i) secured loans ("Senior Loans") made primarily to companies whose debt is rated below investment grade, (ii) corporate bonds ("Corporate Bonds") that are expected to be primarily high yield issues rated below investment grade, and (iii) debt securities ("CLO Debt Securities") issued by entities commonly referred to, and referred to herein, as collateralized loan obligations ("CLOs"). The Adviser will dynamically allocate the Fund's portfolio among investments in the various targeted credit markets, to seek to manage interest rate and credit risk and the duration of the Fund's portfolio.

ARMF's investment objective is to provide an attractive risk-adjusted level of total return, primarily through current income and, secondarily, through capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in a broad, dynamically managed portfolio of (i) Senior Loans made primarily to companies whose debt is rated below investment grade, (ii) Corporate Bonds that are expected to be primarily high yield issues rated below investment grade, and (iii) CLO Debt Securities issued by entities commonly referred to, and referred to herein, as CLOs and other asset-backed securities. The Adviser will dynamically allocate the Fund's portfolio among investments in the various targeted credit markets, to seek to manage interest rate and credit risk and the duration of the Fund's portfolio.

(2) Significant Accounting Policies

Accounting Estimates

The preparation of financial statements in conformity with U.S. GAAP requires the Adviser to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates and such differences may be material.

Investments Valuation

All investments in securities are recorded at their estimated fair value, as described in Note 3.

Revolving loan, bridge loan and delayed draw term loan agreements

For investment purposes, the Funds have entered into certain loan commitments which may include revolving loan, bridge loan, partially unfunded term loan and delayed draw term loan agreements ("Unfunded loan commitments"). Unfunded loan commitments purchased at a discount/premium may include cash received/paid for the amounts representing such discounts/premiums. Unfunded loan commitments are agreements to participate in the lending of up to a specified maximum amount for a specified period. As of October 31, 2013, the fair value of the loans disclosed in the Schedule of Investments does not include unfunded commitments, which total $641,914 and $0 for ARDC and ARMF, respectively.

Interest Income

Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected, and adjusted for accretion of discounts and amortization of premiums. The Funds may have investments that contain payment-in-kind ("PIK") provisions. The PIK interest, computed at the contractual rate specified, is added to the principal balance and adjusted cost of the investments and recorded as interest income.

Discounts and Premiums

Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security using the effective interest method. The adjusted cost of investments represents the original cost adjusted for PIK interest and the accretion of discounts and amortization of premiums.

Investment Transactions, Related Investment Income and Expenses

Investment transactions are accounted for on the trade date. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is earned from

Annual Report 2013

Ares Dynamic Credit Allocation Fund, Inc.
Ares Multi-Strategy Credit Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2013

settlement date and is recorded on the accrual basis. Realized gains and losses are reported on the specific identification method. Expenses are recorded on the accrual basis as incurred.

Foreign Currency Transactions

Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates effective on the date of valuation; (ii) purchases and sales of investments and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates prevailing on transaction dates.

The Funds do not isolate that portion of the results of operations resulting from the changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included within the net realized and unrealized gain on investments and foreign currency in the Statements of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of income and expense items recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from the changes in fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transactions clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Offering Expenses

The Adviser or an affiliate of the Adviser has agreed to pay all offering costs (other than sales loads) incurred in connection with the Funds' initial public offering in excess of $0.04 and $0.05 per share for ARDC and ARMF, respectively. Offering costs to be incurred by the Funds are $686,000 and $260,000 for ARDC and ARMF, respectively, in connection with the Funds' Initial Public Offering and are reported on the

Statements of Changes in Net Assets as an offset to Proceeds from sale of shares.

Dividends and Distributions

The Funds intend to make regular monthly cash distributions of all or a portion of their net investment income available to common shareholders. The Funds intend to pay common shareholders at least annually all or substantially all of their net investment income after the payment of interest owed with respect to notes or other forms of leverage utilized by the Funds. The Funds intend to pay any capital gains distributions at least annually.

The distributions for any full or partial year might not be made in equal amounts, and one distribution may be larger than another. The Funds will make distributions only if authorized by the Board of Directors and declared by the Funds out of assets legally available for these distributions. The Funds may pay a special distribution at the end of each calendar year. This distribution policy may, under certain circumstances, have certain adverse consequences to the Funds and their shareholders because it may result in a return of capital to shareholders, which would reduce the Funds' net asset value and, over time, potentially increase the Funds' expense ratios. If the Funds distribute a return of capital, it means that the Funds are returning to shareholders a portion of their investment rather than making a distribution that is funded from the Funds' earned income or other profits. The Board of Directors may elect to change the Funds' distribution policy at any time.

Organizational Expenses

The Adviser or an affiliate of the Adviser paid all of the Funds' organizational expenses. As a result, organizational expenses of the Funds are not reflected in the Funds' financial statement.

Commitments

In the normal course of business, the Funds' investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Funds' custodian. These activities may expose the Funds to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Funds enter into contracts that contain a variety of indemnifications, and are engaged from time to time in various legal actions. The maximum exposure of the Funds under these arrangements and activities is unknown. However, the Funds expect the risk of material loss to be remote.

Annual Report 2013

Ares Dynamic Credit Allocation Fund, Inc.
Ares Multi-Strategy Credit Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2013

Income Taxes

The Funds intend to distribute all or substantially all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

The Funds may elect to incur an excise tax if it is deemed prudent by the Board from a cash management perspective or in the best interest of shareholders due to other facts and circumstances. For the income earned up to December 31, 2012, ARDC paid a U.S. Federal excise tax of $10,468. In 2012, as the Fund was in its first year of operation, it was deemed prudent, for cash management purposes, for the Fund to pay the nominal excise tax.

As of October 31, 2013, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Funds file a U.S. federal income tax return annually after their fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

Net investment income and net realized gains and losses may differ for financial statement and tax purposes because of temporary or permanent book/tax differences, late year ordinary loss deferrals, and consent fees. These differences are primarily due to differing treatments for foreign currency gains and losses, distributions, excise taxes, paydown gains and losses and losses due to wash sales. To the extent these differences are permanent, reclassifications are made to the appropriate capital accounts in the fiscal period that the differences arise. On the Statement of Assets and Liabilities, the following reclassifications were made:

Ares Dynamic Credit Allocation Fund, Inc.

$
Undistributed net investment income	1,399,056
Accumulated net realized gain/(loss)	(1,388,588)
Additional paid-in capital/(reduction)	(10,468)

Ares Multi-Strategy Credit Fund, Inc.

$
Undistributed net investment income	784
Accumulated net realized gain/(loss)	(784)
Additional paid-in capital/(reduction)	—

The character of distributions made during the fiscal period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period in which amounts are distributed may differ from the fiscal period that the income or realized gains or losses were recorded by the fund.

The character of distributions paid during the fiscal years ended October 31, 2013 was as follows:

Ares Dynamic Credit Allocation Fund, Inc.

$
Ordinary income	20,079,948
Capital gain	—

Ares Multi-Strategy Credit Fund, Inc.

$
Ordinary income	—
Capital gain	—

As of October 31, 2013, the components of accumulated earnings (deficit) on a tax basis were as follows:

Ares Dynamic Credit Allocation Fund, Inc.

$
Undistributed ordinary income	4,197,407
Undistributed capital gains	—
Accumulated capital and other losses	—
Other undistributed ordinary losses	—
Net unrealized appreciation	2,149,670
Total accumulated earnings	6,347,077

Ares Multi-Strategy Credit Fund, Inc.

$
Undistributed ordinary income	—
Undistributed capital gains	—
Accumulated capital and other losses	—
Other undistributed ordinary losses	(58,350)
Net unrealized depreciation	(182,536)
Total accumulated deficit	(240,886)

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period.

The funds had no capital loss carryovers as of October 31, 2013.

(3) Investments

Fair Value Measurements

The Funds follow the provisions of Fair Value Measurements and Disclosures under U.S. generally accepted accounting principles ("U.S. GAAP"), which among other matters,

Annual Report 2013

Ares Dynamic Credit Allocation Fund, Inc.
Ares Multi-Strategy Credit Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2013

requires enhanced disclosures about investments that are measured and reported at fair value. This standard defines fair value and establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observability used in measuring investments at fair value and expands disclosures about assets and liabilities measured at fair value. Fair Value Measurements and Disclosures defines "fair value" as the amount for which an investment could be sold in an orderly transaction between market participants at the measurement date in the principal or most advantageous market of the investment. The hierarchal disclosure framework establishes a three tier hierarchy to maximize the use of observable data and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique.

Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs (including a single broker quote or the Fund's own assumptions in determining the fair value of investments)

The fair value of the Funds' investments are primarily estimated based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs. The Funds' custodian obtains prices from independent pricing services based on an authorized pricing matrix as approved by the Funds' Board of Directors. The Adviser has internal controls in place that support its reliance on information received from third-party pricing sources. For any securities, if market or dealer quotations are not readily available, or if the Adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith by the Adviser and will be classified as Level 3. In such instances, the Adviser will use valuation techniques consistent with the market or income approach to measure fair value and will give consideration to all factors which might reasonably affect the fair value.

Bank loans and corporate debts: The fair value of bank loans and corporate debt is estimated based on quoted market prices, forward foreign exchange rates, dealer quotations or alternative pricing sources supported by observable inputs and are generally classified within Level 2 or 3. The Adviser obtains prices from independent pricing services which generally utilize broker quotes and may use various other pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. If the pricing services are only able to obtain a single broker quote or utilize a pricing model the securities will be classified as Level 3. If the pricing services are unable to provide prices, the Adviser will attempt to obtain one or more broker quotes directly from a dealer and price such securities at the last bid price obtained; such securities are classified as Level 3.

Collateralized loan obligations: The fair value of collateralized loan obligations is estimated based on various valuation models of third party pricing services as well as internal models. The valuation models generally utilize discounted cash flows and take into consideration prepayment and loss assumptions, based on historical experience and projected performance, economic factors, the characteristics and condition of the underlying collateral, comparable yields for similar securities and recent trading activity. These securities are classified as Level 3.

The Adviser is responsible for all inputs and assumptions related to the pricing of securities. The Adviser has internal controls in place that support its reliance on information received from third-party pricing sources. As part of its internal controls, the Adviser obtains, reviews and tests information to corroborate prices received from third party pricing sources. For any securities, if market or dealer quotations are not readily available, or if the Adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith by the Adviser and will be classified as Level 3. In such instances, the Adviser will use valuation techniques consistent with the market or income approach to measure fair value and will give consideration to all factors which might reasonably affect the fair value. The main inputs into the Adviser's valuation model for these Level 3 securities include earnings multiples (based on the historical earnings of the issuer) and discounted cash flows. The Adviser may also consider original transaction price, recent transactions in the same or similar instruments and completed third-party

Annual Report 2013

Ares Dynamic Credit Allocation Fund, Inc.
Ares Multi-Strategy Credit Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2013

transactions in comparable instruments as well as other liquidity, credit and market risk factors. Models will be adjusted as deemed necessary by the Adviser.

Ares Dynamic Credit Allocation Fund, Inc.

The following is a summary of the inputs used as of October 31, 2013, in valuing the Fund's investments carried at fair value:

	Level 1— Quoted Prices ($)	Level 2— Other Significant Observable Inputs ($)	Level 3— Significant Unobservable Inputs ($)	Total ($)
Floating Rate Term Loans	—	155,484,161	24,888,248	180,372,409
Corporate Bonds	—	216,891,547	5,003,397	221,894,944
Collateralized Loan Obligations/ Collateralized Debt Obligations	—	—	77,524,340	77,524,340
Total Investments	—	372,375,708	107,415,985	479,791,693

The following is a reconciliation of the Fund's investments in which significant unobservable inputs (Level 3) were used in determining fair value.

For the period ended October 31, 2013:

	Floating Rate Term Loans ($)	Corporate Bonds ($)	Collateralized Loan Obligations/ Collateralized Debt Obligations ($)	Total ($)
Balance as of 11/27/12(a)	—	—	—	—
Purchases(b)	25,479,261	5,045,650	77,686,613	108,211,524
Sales(c)	(1,062,530)	—	—	(1,062,530)
Realized gain/ (loss) and net change in unrealized appreciation/ (depreciation)	439,592	(42,253)	(318,059)	79,280
Accrued discounts/ (premiums)	31,925	—	155,786	187,711
Transfers in to Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
	Floating Rate Term Loans ($)	Corporate Bonds ($)	Collateralized Loan Obligations/ Collateralized Debt Obligations ($)	Total ($)
Balance as of 10/31/13	24,888,248	5,003,397	77,524,340	107,415,985
Net change in unrealized appreciation/ (depreciation) from Investments held as of 10/31/13	427,712	(42,253)	(318,059)	67,400

(a) Commencement of operations.

(b) Purchases include paid-in-kind interest and securities received from restructure.

(c) Sales include principal redemptions.

The valuation techniques used by the Adviser to measure fair value as of October 31, 2013 maximized the use of observable inputs and minimized the use of unobservable inputs. The valuation techniques and significant amounts of unobservable inputs used in the valuation of the Fund's Level 3 securities are outlined in the table below.

	Fair Value ($)	Valuation Technique	Unobservable Inputs	Range
Assets Investments in securities
Floating Rate Term Loans	24,888,248	Broker quotes and/or 3rd party pricing services	N/A	N/A
Corporate Bonds	5,003,397	Broker quotes and/or 3rd party pricing services	N/A	N/A
Collateralized Loan Obligation/ Collateralized Debt Obligation	4,728,290 72,796,050	Recent transactions Broker quotes and/or 3rd party pricing services	N/A N/A	N/A N/A
	77,524,340
Total Level 3 Investments	107,415,985

There were no transfers between level 1 and 2 during the period. It is the Funds' policy to recognize transfers into and out of all levels at the end of the reporting period.

Annual Report 2013

Ares Dynamic Credit Allocation Fund, Inc.
Ares Multi-Strategy Credit Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2013

Ares Multi-Strategy Credit Fund, Inc.

The following is a summary of the inputs used as of October 31, 2013, in valuing the Fund's investments carried at fair value:

	Level 1— Quoted Prices ($)	Level 2— Other Significant Observable Inputs ($)	Level 3— Significant Unobservable Inputs ($)	Total ($)
Floating Rate Term Loans	—	12,549,731	1,243,750	13,793,481
Corporate Bonds	—	20,343,765	4,031,250	24,375,015
Collateralized Loan Obligations/ Collateralized Debt Obligations	—	—	684,793	684,793
Total Investments	—	32,893,496	5,959,793	38,853,289

The following is a reconciliation of the Fund's investments in which significant unobservable inputs (Level 3) were used in determining fair value.

For the period ended October 31, 2013:

	Floating Rate Term Loans ($)	Corporate Bonds ($)	Collateralized Loan Obligations/ Collateralized Debt Obligations ($)	Total ($)
Balance as of 10/28/13(a)	—	—	—	—
Purchases(b)	1,259,375	4,034,750	690,000	5,984,125
Sales(c)	—	—	—	—
Realized gain/ (loss) and net change in unrealized appreciation/ (depreciation)	(15,625)	(3,500)	(5,207)	(24,332)
Accrued discounts/ (premiums)	—	—	—	—
Transfers in to Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Balance as of 10/31/13	1,243,750	4,031,250	684,793	5,959,793
	Floating Rate Term Loans ($)	Corporate Bonds ($)	Collateralized Loan Obligations/ Collateralized Debt Obligations ($)	Total ($)
Net change in unrealized appreciation/ (depreciation) from Investments held as of 10/31/13	(15,625)	(3,500)	(5,207)	(24,332)

(a) Commencement of operations.

(b) Purchases include paid-in-kind interest and securities received from restructure.

(c) Sales include principal redemptions.

The valuation techniques used by the Adviser to measure fair value as of October 31, 2013 maximized the use of observable inputs and minimized the use of unobservable inputs. The valuation techniques and significant amounts of unobservable inputs used in the valuation of the Fund's Level 3 securities are outlined in the table below.

	Fair Value ($)	Valuation Technique	Unobservable Inputs	Range
Assets Investments in securities
Floating Rate Term Loans	1,243,750	Broker quotes and/or 3rd party pricing services	N/A	N/A
Corporate Bonds	2,500,000 1,531,250	Recent transactions Broker quotes and/or 3rd party pricing services	N/A N/A	N/A N/A
	4,031,250
Collateralized Loan Obligation/ Collateralized Debt Obligation	684,793	Broker quotes and/or 3rd party pricing services	N/A	N/A
Total Level 3 Investments	5,959,793

There were no transfers between level 1 and 2 during the period. It is the Funds' policy to recognize transfers into and out of all levels at the end of the reporting period.

Annual Report 2013

Ares Dynamic Credit Allocation Fund, Inc.
Ares Multi-Strategy Credit Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2013

(4) Common Stock

Common share transactions were as follows:

Ares Dynamic Credit Allocation Fund, Inc.

	Period Ended October 31, 2013(a)
	Shares	Amount ($)
Common shares outstanding — beginning of period	5,236	100,000
Proceeds from sale of shares	17,150,000	327,565,000
Common shares issued as reinvestment of dividends	10,776	210,457
Offering costs	—	(686,000)
Common shares outstanding — end of period	17,166,012	327,189,457

Ares Multi-Strategy Credit Fund, Inc.

	Period Ended October 31, 2013(b)
	Shares	Amount ($)
Common shares outstanding — beginning of period	—	—
Proceeds from sale of shares	5,204,200	124,250,296
Offering costs	—	(260,000)
Common shares outstanding — end of period	5,204,200	123,990,296

(a) For the period from November 27, 2012 (commencement of operations) to October 31, 2013.

(b) For the period from October 28, 2013 (commencement of operations) to October 31, 2013.

(5) Credit Facility

On January 3, 2013, ARDC entered into a credit agreement with State Street Bank and Trust (the "Lender") in which the Lender agreed to make loans up to $150 million to the Fund under a revolving credit facility (the "Credit Facility") secured by certain assets of the Fund. Loans under the facility generally bear interest at the applicable LIBOR rate plus 1.15%. Unused portions of the credit facility will accrue a commitment fee equal to an annual rate of 0.15%. Upfront fees including related legal expenses incurred by the Fund in connection with the credit facility were deferred and are amortized on an effective yield method over a two-year period. These amounts are included in the Statements of Operations as Amortization of debt issuance cost. The Fund entered into this credit agreement to have the ability, if necessary, to purchase investments.

The weighted average outstanding daily balance of all loans during the period from January 3, 2013 to October 31, 2013 was approximately $116,447,545 with a weighted average borrowing cost of 1.38%. At October 31, 2013, the amounts outstanding under this Credit Facility were $136,728,156.

(6) Investment Advisory and Other Agreements

The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Adviser is an affiliate of Ares and leverages off of Ares' entire investment platform and benefits from the significant capital markets, trading and research expertise of all of Ares' investment professionals.

The Adviser provides certain investment advisory and administrative services to the Funds pursuant to separate investment advisory and management agreements with the Funds (each an "Investment Advisory Agreement"). Pursuant to its Investment Advisory Agreement, each Fund has agreed to pay the Adviser a management fee at an annual rate of 1.00% of the average daily value of the Funds' Managed Assets. For ARDC, "Managed Assets" means the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to indebtedness) minus the Fund's liabilities other than liabilities relating to indebtedness. For ARMF, "Managed Assets" means the total assets of the Fund (including any assets attributable to any shares of preferred stock that may be issued by the Fund or to money borrowed, including as a result of notes or other debt securities that may be issued by the Fund) minus the sum of (i) accrued liabilities of the Fund (other than liabilities for money borrowed and principal on notes and other debt securities issued by the Fund), (ii) any accrued and unpaid interest on money borrowed and (iii) accumulated dividends on any outstanding shares of common stock and preferred stock issued by the Fund. The liquidation preference of any preferred stock issued by ARMF is not considered a liability for this calculation. In addition to Fund's advisory services, the Adviser or any of its affiliates provides certain administrative services, including accounting, legal, compliance, clerical or administrative services, to the Funds at the request of the Funds. For ARDC, the Adviser has the right to be reimbursed for such costs, provided that no such reimbursement shall be payable by the Funds in respect of costs of the Adviser or its affiliates incurred prior to November 1, 2014. For ARMF, the Adviser has contractually agreed until October 31, 2015 to not seek reimbursement from ARMF for costs of the Adviser and its affiliates for providing certain non-advisory services to ARMF. The contractual agreement may be terminated by the Adviser at any time upon 30 days' notice to ARMF. The total expenses incurred for the periods ended October 31, 2013 was $3,987,161 and $3,404 for ARDC and ARMF, respectively.

Annual Report 2013

Ares Dynamic Credit Allocation Fund, Inc.
Ares Multi-Strategy Credit Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2013

The Funds have engaged State Street Bank and Trust Company ("State Street") to serve as the Funds' administrator, custodian and transfer agent. Under the service agreements between State Street and the Funds, State Street will provide certain administrative services necessary for the operation of the Funds, including maintaining certain Fund books and records, providing accounting and tax services and preparing certain regulatory filings. State Street will also perform custodial, fund accounting and portfolio accounting services, as well as transfer agency and dividend paying services with respect to the common shares. The Funds will pay State Street for these services. The total expenses incurred for the periods ended October 31, 2013 was $317,650 and $459 for ARDC and ARMF, respectively.

The Funds have retained Destra Capital Investments LLC ("Destra") to provide investor support services in connection with the on-going operation of the Funds. Such services include providing ongoing contact with respect to the Funds and their performance with financial advisors that are representatives of broker-dealers and other financial intermediaries, communicating with the NYSE specialist for the Funds' common shares, and with the closed-end Fund analyst community regarding the Funds on a regular basis, and developing and maintaining a website for the Funds. The Funds will pay Destra 0.12% of Managed Assets for the first year of operation and 0.10% thereafter. The terms of this agreement shall be in effect for an initial period of two years and shall thereafter continue for successive one year periods. The total expenses incurred for the periods ended October 31, 2013 was $478,459 and $408 for ARDC and ARMF, respectively.

(7) Investment Transactions

For the periods ended October 31, 2013, the cost of purchases and proceeds from sales of securities, excluding short obligations, were as follows:

	Cost of Investments Purchased $	Proceeds from Investments Sold $
Ares Dynamic Credit Allocation Fund, Inc.	1,258,229,213	781,663,892
Ares Multi-Strategy Credit Fund, Inc.	39,149,825	114,784

(8) New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2011-11, "Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities." The ASU requires disclosure of both gross and net balances for certain investments and transactions entered into under master netting agreements, better aligning U.S. GAAP requirements with International Financial Reporting Standards. The ASU is effective for interim and annual periods beginning on or after January 1, 2013. Management believes the ASU will not have a material impact on the financial statements and related disclosures.

(9) Subsequent Events

Ares Dynamic Credit Allocation Fund, Inc.

The following common share distributions were declared on October 11, 2013:

Ex-Date: November 20, 2013
Record Date: November 22, 2013
Payable Date: November 29, 2013
Per Share Amount: $0.117

Ex-Date: December 19, 2013
Record Date: December 23, 2013
Payable Date: December 31, 2013
Per Share Amount: $0.117

Ares Multi-Strategy Credit Fund, Inc.

The following common share distributions were declared on November 25, 2013:

Ex-Date: January 21, 2014
Record Date: January 23, 2014
Payable Date: January 31, 2014
Per Share Amount: $0.1525

Ex-Date: February 18, 2014
Record Date: February 20, 2014
Payable Date: February 28, 2014
Per Share Amount: $0.1525

Ex-Date: March 18, 2014
Record Date: March 20, 2014
Payable Date: March 31, 2014
Per Share Amount: $0.1525

ARMF entered into a credit facility agreement on December 2, 2013 in the amount of up to $62 million.

The Adviser has evaluated the possibility of subsequent events existing in the Funds' financial statements through the date when financial statements are available for issuance, and has determined that there are no material events that would require disclosure in the Funds' financial statements through this date.

Annual Report 2013

Ares Dynamic Credit Allocation Fund, Inc.
Ares Multi-Strategy Credit Fund, Inc.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
Ares Dynamic Credit Allocation Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Ares Dynamic Credit Allocation Fund, Inc., (the Company), including the schedule of investments, as of October 31, 2013, and the related statements of operations, changes in net assets, and cash flows for the period from November 27, 2012 (commencement of operations) to October 31, 2013, and the financial highlights for the period from November 27, 2012 (commencement of operations) to October 31, 2013. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of October 31, 2013, and confirmation of securities not held by the custodian by correspondence with others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ares Dynamic Credit Allocation Fund, Inc. at October 31, 2013, the results of its operations, changes in its net assets, and its cash flows for the for the period from November 27, 2012 (commencement of operations) to October 31, 2013, and the financial highlights for the period from November 27, 2012 (commencement of operations) to October 31, 2013, in conformity with U.S. generally accepted accounting principles.

December 23, 2013

Annual Report 2013

Ares Dynamic Credit Allocation Fund, Inc.
Ares Multi-Strategy Credit Fund, Inc.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
Ares Multi-Strategy Credit Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Ares Multi-Strategy Credit Fund, Inc., (the Company), including the schedule of investments, as of October 31, 2013, and the related statements of operations, changes in its net assets, and cash flows for the period from October 28, 2013 (commencement of operations) to October 31, 2013, and the financial highlights for the period from October 28, 2013 (commencement of operations) to October 31, 2013. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of October 31, 2013, and confirmation of securities not held by the custodian by correspondence with others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ares Multi-Strategy Credit Fund, Inc. at October 31, 2013, the results of its operations, changes in its net assets, and its cash flows for the period from October 28, 2013 (commencement of operations) to October 31, 2013, and the financial highlights for the period from October 28, 2013 (commencement of operations) to October 31, 2013, in conformity with U.S. generally accepted accounting principles.

December 23, 2013

Annual Report 2013

Ares Dynamic Credit Allocation Fund, Inc.
Ares Multi-Strategy Credit Fund, Inc.

Additional Information

October 31, 2013 (unaudited)

Proxy Information

The policies and procedures used to determine how to vote proxies relating to securities held by the Funds are available (1) without charge, upon request, by calling 1-877-855-3434, or (2) on the SEC's website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available on Form N-PX by August 31 of each year (1) without charge, upon request, by calling 1-877-855-3434, or (2) on the SEC's website at http://www.sec.gov.

Portfolio Information

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q will be available (1) on the Funds' website located at http://www.aresdc.com; (2) on the SEC's website at http://www.sec.gov; or (3) for review and copying at the SEC's Public Reference Room (the "PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

Annual Report 2013

Ares Dynamic Credit Allocation Fund, Inc.
Ares Multi-Strategy Credit Fund, Inc.

Additional Information (continued)

October 31, 2013 (unaudited)

Dividend Reinvestment Plan

Unless a shareholder specifically elects to receive distributions in cash, distributions will automatically be reinvested in additional common shares of the Funds. A shareholder may elect to have the cash portion of dividends and distributions distributed in cash. To exercise this option, such shareholder must notify State Street, the plan administrator and the Funds' transfer agent and registrar, in writing or by telephone so that such notice is received by the plan administrator not less than 10 days prior to the record date fixed by the Board of Directors for the dividend or distribution involved. Participants who hold their common shares through a broker or other nominee and who wish to elect to receive any dividends and other distributions in cash must contact their broker or nominee. The plan administrator will set up an account for shares acquired pursuant to the plan for each shareholder that does not elect to receive distributions in cash (each a "Participant"). The plan administrator may hold each Participant's common shares, together with the other Participant's common shares, in non-certificated form in the plan administrator's name or that of its nominee. The shares are acquired by the plan administrator for a Participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Funds ("Newly Issued Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the NYSE or elsewhere. If, on the dividend payment date, the net asset value per share of the common shares is equal to or less than the market price per common share on the NYSE plus estimated brokerage commissions (such condition being referred to as "market premium"), the plan administrator will invest the dividend amount in Newly Issued Shares on behalf of the Participant. The number of Newly Issued Shares to be credited to the Participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share of the common shares on the date the shares are issued, unless the net asset value of the common shares is less than 95% of the then current market price per share on the NYSE, in which case the dollar amount of the dividend will be divided by 95% of the then current market price per common share on the NYSE. If on the dividend payment date the net asset value per share of the common shares is greater than the market price per common share on the NYSE (such condition being referred to as "market discount"), the plan administrator will invest the dividend amount in common shares acquired on behalf of the Participant in Open-Market Purchases.

The plan administrator's service fee, if any, and expenses for administering the plan will be paid for by the Funds. There will be no brokerage charges to shareholders with respect to common shares issued directly by the Funds as a result of dividends or distributions payable either in common shares or in cash. However, each Participant will pay a pro-rata share of brokerage commissions incurred with respect to the plan administrator's Open-Market Purchases in connection with the reinvestment of dividends and distributions.

Shareholders who elect to receive their distributions in cash are subject to the same federal, state and local tax consequences as shareholders who reinvest their distributions in additional common shares. A shareholder's basis for determining gain or loss upon the sale of shares acquired due to reinvestment of a distribution will generally be equal to the total dollar amount of the dividend payable to the shareholders. Any shares received due to reinvestment of a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. shareholder's account.

Participants may terminate their accounts under the dividend reinvestment plan by writing to the plan administrator at State Street Bank and Trust Company, located at 200 Clarendon Street, 16th Floor, Boston, Massachusetts, 02116 or by calling the plan administrator's hotline at (877) 272-8164. Such termination will be effective immediately if the Participant's notice is received by the plan administrator at least 10 days prior to any dividend or distribution record date for the payment of any dividend or distribution by the Fund; otherwise, such termination will be effective only with respect to any subsequent dividend or distribution. Participants who hold their common shares through a broker or other nominee and who wish to terminate their account under the plan may do so by notifying their broker or nominee. The dividend reinvestment plan may be terminated by the Funds upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Funds. Additional information about the dividend reinvestment plan may be obtained by contacting the plan administrator by mail at 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116 or by telephone at (877) 272-8164.

Annual Report 2013

Ares Dynamic Credit Allocation Fund, Inc.
Ares Multi-Strategy Credit Fund, Inc.

Additional Information (continued)

October 31, 2013 (unaudited)

Ares Multi-Strategy Credit Fund, Inc.
Approval of Investment Advisory Agreements

The Board of Directors of the Ares Multi-Strategy Credit Fund, Inc. (the "Fund"), a majority of whom are not "interested persons" (as defined in the Investment Company Act) of the Fund (the "Independent Directors"), approved the Investment Advisory Agreement at meetings held on June 5, 2013 and September 18, 2013.

The Board of Directors of the Fund has the responsibility under the Investment Company Act to consider for approval the Fund's proposed Investment Advisory Agreement for its initial two-year term and for any renewal thereafter at meetings of the Board called for the purpose of voting on such approvals or renewals. In addition, the Fund's Board of Directors generally receives, reviews and evaluates information concerning the services and personnel of the Adviser and its affiliates at quarterly meetings of the Board. While particular emphasis might be placed on information concerning investment performance, comparability of fees, total expenses and profitability at any future meeting at which a renewal of the Investment Advisory Agreement is considered, the process of evaluating the Adviser and the Fund's investment advisory and administrative arrangements is an ongoing one. In this regard, the Board's consideration of the nature, extent and quality of the services to be provided by the Adviser under the Investment Advisory Agreement will include deliberations at future meetings.

At Board meetings held on June 5, 2013 and September 18, 2013, all of the Directors present at the meeting, including all of the Independent Directors, approved the Investment Advisory Agreement for an initial two-year term. In considering whether to approve the Investment Advisory Agreement, the Fund's Board of Directors reviewed certain information provided to the Board, which included: (1) information concerning the services that will be rendered to the Fund by the Adviser, and the fees that will be paid by the Fund to the Adviser; (2) comparative information, comparing the Fund's advisory fees and expenses to those of its relevant peer group; (3) the Adviser's Form ADV; (4) a memorandum outlining the legal duties of the Board under the Investment Company Act; and (5) other reports of and presentations by representatives of the Adviser.

In determining whether to approve the Investment Advisory Agreements, the Board considered the following:

(a) The nature, extent and quality of services to be provided by the Adviser — With respect to the nature, extent and quality of services to be provided by the Adviser, the Board reviewed the information regarding the types of services to be provided under the Investment Advisory Agreement and information describing the Adviser's organization and business, including the quality of the investment research capabilities of the Adviser and the other resources that would be dedicated to performing services for the Fund. The Board also noted the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser that would be involved with the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were also considered.

(b) Investment performance of the Fund and the Adviser — With respect to investment performance, it was noted that because the Fund had not commenced operations, it did not have its own performance history. Instead, the Board reviewed and considered the Adviser's past performance record with other accounts with strategies similar to that of the Fund.

(c) Cost of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund — The Board noted that, because the Fund had not yet commenced operations, the Board was unable to consider historical information about the profitability of the Fund to the Adviser. However, the Board considered the anticipated costs of services to be provided by the Adviser. It was also noted that the Adviser had agreed to provide the Board with profitability information in connection with future proposed continuances of the Advisory Agreement.

(d) Economies of scale and whether fee levels reflect these economies of scale — The Board recognized that, because the Fund had not yet begun operations, economies of scale were difficult to measure and identify at this stage. In addition, the directors noted that the Fund's size was uncertain and that once the Fund commenced operations, as a closed-end fund it was unlikely to grow significantly absent a special corporate action such as a material acquisition or an offering of additional shares.

Annual Report 2013

Ares Dynamic Credit Allocation Fund, Inc.
Ares Multi-Strategy Credit Fund, Inc.

Additional Information (continued)

October 31, 2013 (unaudited)

(e) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients — In evaluating the proposed management fees and expenses, the Board considered the Fund's management fees and the Fund's expected expense ratios in absolute terms and as compared with the fees and expenses of comparable peer groups of unaffiliated funds provided by Lipper, an independent third party, and by the Adviser. It was noted that the proposed fees were within the range of those of comparable funds in the Fund's Lipper peer group. The Board also noted that the Fund is a multi-asset fund and that this impacted its expense ratio. It further noted that the Fund would be unable to realize certain economies of scale since it, unlike many of the competitor funds, would not be part of a large fund family. It recognized that the ultimate size of the Fund would depend on the success of its initial public offering. The Board also considered that the Investment Advisory Agreement provides that, the Fund may reimburse the Adviser for the cost to it of providing certain accounting, legal, compliance, clerical or administrative services provided at the Fund's request by employees of the Adviser or its affiliates, and that such reimbursements, to the extent requested and paid, would result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The Board also noted the reputation and track record of the Adviser's organization as a leading manager of credit assets.

(f) Benefits derived or to be derived by the Adviser from its relationship with the Funds — The Board also considered the extent to which benefits other than the fees and reimbursement amounts pursuant to the Investment Advisory Agreement  might accrue to the Adviser and its affiliates from their proposed relationships with the Fund. The Board noted in this regard that neither the Adviser nor its affiliates would trade with the Fund, or execute portfolio transactions on its behalf, and that the Adviser had confirmed that the Fund would not invest in securities issued by affiliates of the Adviser including CLOs sponsored by the Adviser. However, they recognized that the Adviser might derive reputational and other benefits from its association with the Fund.

Conclusion

No single factor was identified as being determinative to the Board decision. Based on the foregoing and such other matters as were deemed relevant, the Board, including a majority of the Independent Directors, concluded that the nature, extent and quality of the services to be provided by the adviser are adequate and appropriate, that the fees to be paid to the Adviser are reasonable in light of the services expected to be provided to the Fund, expenses to be incurred and such other matters as the directors considered relevant in the exercise of their business judgment, and approved the Investment Advisory Agreement.

Annual Report 2013

Ares Dynamic Credit Allocation Fund, Inc.
Ares Multi-Strategy Credit Fund, Inc.

Additional Information (continued)

October 31, 2013 (unaudited)

Investment Adviser

Ares Capital Management II LLC
2000 Avenue of the Stars, 12th Floor
Los Angeles CA 90067

Administrator Custodian and Transfer Agent

State Street Bank and Trust Company
200 Clarendon Street, 16th Floor
Boston, MA 02116

DRIP Administrator

State Street Bank and Trust Company
200 Clarendon Street, 16th Floor
Boston, MA 02116

Investor Support Services

Destra Capital Investments LLC
901 Warrenville Road, Suite 15
Lisle, Illinois 60532

Independent Registered Public Accounting Firm

Ernst & Young LLP
725 South Figueroa Street
Los Angeles, CA 90017

Fund Counsel

Willkie Farr & Gallagher LLP
787 7th Avenue
New York, NY 10019

Shareholder Mailing Requests

Laurel Hill Advisory Group, LLC
2 Robbins Lane, Suite 201
Jericho, NY 11753
1-888-742-1305

Annual Report 2013

Ares Dynamic Credit Allocation Fund, Inc.
Ares Multi-Strategy Credit Fund, Inc.

Additional Information (continued)

October 31, 2013 (unaudited)

Privacy Notice

We are committed to maintaining the privacy of our shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we will not receive any non-public personal information about shareholders of the common stock of the Funds, although certain of our shareholders' non-public information may become available to us. The non-public personal information that we may receive falls into the following categories:

•  Information we receive from shareholders, whether we receive it orally, in writing or electronically. This includes shareholders' communications to us concerning their investment;

•  Information about shareholders' transactions and history with us; or

•  Other general information that we may obtain about shareholders, such as demographic and contact information such as address.

We do not disclose any non-public personal information about shareholders, except:

•  to our affiliates (such as our investment adviser) and their employees that have a legitimate business need for the information;

•  to our service providers (such as our administrator, accountants, attorneys, custodians, transfer agent, underwriter and proxy solicitors) and their employees as is necessary to service shareholder accounts or otherwise provide the applicable service;

•  to comply with court orders, subpoenas, lawful discovery requests, or other legal or regulatory requirements; or

•  as allowed or required by applicable law or regulation.

When the Funds share non-public shareholder personal information referred to above, the information is made available for limited business purposes and under controlled circumstances designed to protect our shareholders ' privacy. The Funds do not permit use of shareholder information for any non-business or marketing purpose, nor do the Funds permit third parties to rent, sell, trade or otherwise release or disclose information to any other party.

The Funds' service providers, such as their adviser, administrator, and transfer agent, are required to maintain physical, electronic, and procedural safeguards to protect shareholder nonpublic personal information; to prevent unauthorized access or use; and to dispose of such information when it is no longer required.

Personnel of affiliates may access shareholder information only for business purposes. The degree of access is based on the sensitivity of the information and on personnel need for the information to service a shareholder's account or comply with legal requirements.

If a shareholder ceases to be a shareholder, we will adhere to the privacy policies and practices as described above. We may choose to modify our privacy policies at any time. Before we do so, we will notify shareholders and provide a description of our privacy policy.

In the event of a corporate change in control resulting from, for example, a sale to, or merger with, another entity, or in the event of a sale of assets, we reserve the right to transfer your non-public personal information to the new party in control or the party acquiring assets.

Annual Report 2013

Ares Dynamic Credit Allocation Fund, Inc.
Ares Multi-Strategy Credit Fund, Inc.

Additional Information (continued)

October 31, 2013 (unaudited)

Officers

Name	Title	Address
Seth J. Brufsky	President & Chief Executive Officer	Ares Management LLC 2000 Avenue of the Stars, 12th Floor Los Angeles, CA 90067
Daniel F. Nguyen	Chief Financial Officer	Ares Capital Management II LLC 2000 Avenue of the Stars, 12th Floor Los Angeles, CA 90067
Anthony S. Dell	Chief Compliance Officer and Anti-Money Laundering Officer	Ares Capital Management II LLC 2000 Avenue of the Stars, 12th Floor Los Angeles, CA 90067
Sunny Parmar	Treasurer	Ares Capital Management II LLC 2000 Avenue of the Stars, 12th Floor Los Angeles, CA 90067
Daniel J. Hall	General Counsel, Chief Legal Officer & Secretary	Ares Capital Management II LLC 2000 Avenue of the Stars, 12th Floor Los Angeles, CA 90067
Michael Weiner	Vice President & Assistant Secretary	Ares Management LLC 2000 Avenue of the Stars, 12th Floor Los Angeles, CA 90067
Keith Ashton	Vice President	Ares Management LLC 245 Park Avenue, 44th Floor New York, NY 10167
Ann Kono	Vice President	Ares Capital Management II LLC 2000 Avenue of the Stars, 12th Floor Los Angeles, CA 90067
Americo Cascella	Vice President	Ares Capital Management II LLC 2000 Avenue of the Stars, 12th Floor Los Angeles, CA 90067
John Eanes	Vice President	Ares Capital Management II LLC 2000 Avenue of the Stars, 12th Floor Los Angeles, CA 90067
John A. Leupp	Vice President	Ares Capital Management II LLC 2000 Avenue of the Stars, 12th Floor Los Angeles, CA 90067
Jeff M. Moore	Vice President	Ares Capital Management II LLC 2000 Avenue of the Stars, 12th Floor Los Angeles, CA 90067
Darryl L. Schall	Vice President	Ares Capital Management II LLC 2000 Avenue of the Stars, 12th Floor Los Angeles, CA 90067

Directors

Name
David A. Sachs (Chairman)
Seth J. Brufsky
Michael H. Diamond (Independent — Lead Independent Director)
Philip R. Erlanger (Independent)
John J. Shaw (Independent)

Annual Report 2013

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Annual Report 2013

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Annual Report 2013

Item 2.  Code of Ethics.

(a)           The Ares Multi-Strategy Credit Fund, Inc. (the “Fund”) has adopted a Code of Ethics that applies to the Fund’s principal executive officer and principal financial officer (the “Code of Ethics”).

(c)           There have been no amendments to the Fund’s Code of Ethics during the reporting period for this Form N-CSR.

(d)           There have been no waivers, including any implicit waivers, granted by the Fund to individuals covered by the Fund’s Code of Ethics during the reporting period for this Form N-CSR.

(f)            A copy of the Fund’s Code of Ethics is attached hereto as exhibit 12(a)(1).

Item 3.  Audit Committee Financial Expert.

a)            (1)           The Board of Directors of the Fund has determined that the Fund has one member serving on the Fund’s Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert.”

(2)           The name of the audit committee financial expert is Mr. John Shaw.  Mr. Shaw has been deemed to be “independent” for the purposes of this Item because he is not an “interested person” of the Fund as that term is defined in in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940Act”).

Item 4.  Principal Accountant Fees and Services.

(a)           Audit Fees

For the fiscal period from October 28, 2013 (commencement of operations) to October 31, 2013, Ernst & Young LLP (“EY”), the Fund’s independent registered public accounting firm, billed the Fund aggregate fees of US$30,000 for professional services rendered for the audit of the Fund’s annual financial statements and review of financial statements included in the Fund’s annual report to shareholders.

(b)           Audit-Related Fees

For the fiscal period from October 28, 2013 (commencement of operations) to October 31, 2013, EY did not bill the Fund any fees for assurances and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and are not reported under the section Audit Fees above.

(c)           Tax Fees

For the fiscal period from October 28, 2013 (commencement of operations) to October 31, 2013, EY billed the Fund aggregate fees of US$7,500 for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns and tax distribution requirements.

(d)           All Other Fees

For the fiscal period from October 28, 2013 (commencement of operations) to October 31, 2013, EY did not bill the Fund for other fees.

(e)           The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the preapproval requirement with respect to the provision of non auditing services to the Fund by the Fund’s independent accountants may be waived by the Audit Committee under the circumstances described in the Securities Exchange Act of 1934, as amended (the “1934 Act”).

All of the audit and tax services described above for which EY billed the Fund fees for the fiscal period from October 28, 2013 (commencement of operations) to October 31, 2013, were pre-approved by the Audit Committee.

For the fiscal period from October 28, 2013 (commencement of operations) to October 31, 2013 the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by EY.

(f)            Not applicable.

(g)           For the fiscal period from October 28, 2013 (commencement of operations) to October 31, 2013, EY did not bill the Fund for non-audit fees.

(h)           EY notified the Fund’s Audit Committee of all non-audit services that were rendered by EY to the Fund’s Investment Adviser and any entity controlling, controlled by, or under common control with the Investment Adviser that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the Fund’s Audit Committee to consider whether such services were compatible with maintaining EY’s independence.

Item 5.  Audit Committee of Listed Registrants.

(a)           The Fund has a separately-designated audit committee established in accordance with Section 3(a)(58)(A) of the 1934 Act.  The members of the Fund’s audit committee are Mr. John Shaw, Mr. Michael Diamond and Mr. Phil Erlanger.

Item 6.  Schedule of Investments.

a.              Schedule of Investments is included as part of Item 1 of this Form N-CSR.

b.              Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Attached to this Form N-CSR as exhibit 12(a)(4) are copies of the proxy voting policies and procedures of the Fund and its Investment Adviser.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  As of October 31, 2013, the portfolio managers of the registrant are as follows:

Seth J. Brufsky

Portfolio Manager

Investment Experience:

Mr. Brufsky is a Portfolio Manager in the Ares Capital Markets Group and a founding member of Ares. Mr. Brufsky is a Senior Partner of Ares, serves on Ares’ Management Committee and is an Investment Committee member on all Ares Capital Markets Group Funds. Mr. Brufsky joined Ares in 1998 from the Corporate Strategy and Research Group of Merrill Lynch & Co., where he specialized in analyzing and marketing non-investment grade securities and was acknowledged by Institutional Investor as a member of the top-ranked credit analyst team each year of his tenure. Prior to joining Merrill Lynch, Mr. Brufsky was a member of the Institutional Sales and Trading Group of the Global Fixed Income Division at Union Bank of Switzerland. Mr. Brufsky serves on the Board of Directors of the Luminescence Foundation, a charitable giving organization. Mr. Brufsky graduated from Cornell University with a BS in Applied Economics and Business Management and received his MBA in Finance with honors from the University of Southern California’s Marshall School of Business, where he was awarded the Glassick Scholarship for academic achievement.

Keith Ashton

Portfolio Manager

Investment Experience:

Mr. Ashton is a Portfolio Manager in the Ares Capital Markets Group. Prior to joining Ares, Mr. Ashton was a Partner and Managing Director of Global Structured Credit at Indicus Advisors, and managed its New York office until its acquisition by Ares Management in November 2011. Prior to joining Indicus in 2007, Mr. Ashton was Head of Structured Credit at TIAA-CREF where he managed TIAA-CREF’s structured credit and asset-backed securities portfolios. Mr. Ashton has significant experience investing in and managing structured credit securities, particularly subordinate tranches, across the breadth of structured credit and ABS sectors. He received his B.A. in Economics from Brigham Young University, and earned his MBA in Finance and Corporate Accounting from the University of Rochester.

(a)(2)  As of October 31, 2013, the Portfolio Managers were primarily responsible for the day-to-day portfolio management of the following accounts:

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance
Seth J. Brufsky	Registered investment companies	7	$2,005,105,499	0	$0
	Other pooled investment vehicles	2	$2,892,230,755	2	$2,892,230,755
	Other accounts	7	$1,855,481,143	5	$1,546,872,275
Keith Ashton	Registered investment companies	2	$594,255,097	0	$0
	Other pooled investment vehicles	2	$517,894,064	2	$517,894,064
	Other accounts	4	$822,592,429	3	$748,373,535

Material Conflicts of Interest:

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account.

Certain inherent conflicts of interest arise from the fact that the Portfolio Managers, the Adviser and its affiliates provide investment advisory and administration services both to the Fund and the other Ares-advised funds, including other funds, as well as client accounts, proprietary accounts and any other investment vehicles that the Adviser and its affiliates may establish from time to time, managed by the Adviser and its affiliates in which the Fund will not have an interest. The investment program of the Fund and the other Ares-advised funds may or may not be substantially similar. The Portfolio Managers, the Adviser and its affiliates may give advice and recommend securities to the other Ares-advised funds that may differ from advice given to, or securities recommended or bought for, the Fund, even though their investment objectives may be the same or similar to those of the Fund.

The Adviser will seek to manage potential conflicts of interest in good faith; nonetheless, the portfolio strategies employed by the Portfolio Managers, the Adviser and its affiliates in managing the other Ares-advised funds could conflict with the transactions and strategies employed by the Portfolio Managers in managing the Fund and may affect the prices and availability of the securities and instruments in which the Fund invests. Conversely, participation in specific investment opportunities may be appropriate, at times, for both the Fund and the other Ares-advised funds. The Adviser has adopted allocation procedures that are intended to provide that all investment opportunities will be allocated among the Adviser’s or its related parties’ clients on a basis that over a period of time is fair and equitable to each client relative to other clients consistent with any fiduciary duties owed to clients and in an effort to avoid favoring one client over another, taking into account all relevant facts and circumstances, including (without limitation): (i) differences with respect to available capital, size of client, and remaining life of a client; (ii) differences with respect to investment objectives or current investment strategies, such as objectives or strategies regarding: (a) current and total return requirements, (b) emphasizing or limiting exposure to the security or type of security in question, (c) diversification, including industry or company exposure, currency and jurisdiction, or (d) rating agency ratings; (iii) differences in risk profile at the time an opportunity becomes available; (iv) the potential transaction and other costs of allocating an opportunity among various clients; (v) potential conflicts of interest, including whether a client has an existing investment in the security in question or the issuer of such security; (vi) the nature of the security or the transaction, including minimum investment amounts and the source of the opportunity; (vii) current and anticipated market and general economic conditions; (viii) existing positions in a borrower/loan/security; and (ix) prior positions in a borrower/loan/security.

In general, this policy will result in such opportunities being allocated pro rata (taking into account, among other factors, available cash and the relative capital of the respective funds) among the Fund and the other Ares-advised funds. Nevertheless, investment and/or opportunities may be allocated other than on a pro rata basis, to the extent it is done in good faith and does not, or is not reasonably expected to, result in an improper disadvantage or advantage to one participating Ares-advised fund as compared to another participating Ares-advised fund.

In the event investment opportunities are allocated among the Fund and the other Ares-advised funds, the Fund may not be able to structure its investment portfolio in the manner desired. Although the Adviser endeavors to allocate investment opportunities in a manner that, over a period of time, is fair and equitable, it is possible that the Fund may not be given the opportunity to participate in certain investments made by the other Ares-advised funds or portfolio managers affiliated with the Adviser. Furthermore, the Fund and the other Ares-advised funds may make investments in securities where the prevailing trading activity may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold by the Fund and the other Ares-advised funds. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund may not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

It is likely that other Ares-advised funds may make investments in the same or similar securities at different times and on different terms than the Fund. The Fund and the other Ares-advised funds may make investments at different levels of a borrower’s capital structure or otherwise in different classes of a borrower’s securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. Conflicts may also arise because portfolio decisions regarding the Fund may benefit the other Ares-advised funds. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by (and therefore benefit) one or more Ares-advised funds, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) one or more Ares-advised funds.

While these conflicts cannot be eliminated, the Adviser, when practicable, will cause the Fund and the other Ares-advised funds to hold investments in the same levels of an issuer’s capital structure in the same proportion at each level; provided, however, that neither the Fund nor any other Ares-advised fund will be required to hold an investment if holding such investment would result in a violation of the provisions of the organizational documents of the Fund or the other Ares-advised fund, as applicable, or constitute a breach of, or default or debt repayment event with respect to, any credit facility or other debt instrument or obligation.

Although the professional staff of the Adviser will devote as much time to the management of the Fund as the Adviser deems appropriate to perform its obligations, the professional staff of the Adviser may have conflicts in allocating its time and services among the Fund and the Adviser’s other investment vehicles and accounts. The Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Adviser and its professional staff. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Adviser and their officers and employees will not be devoted exclusively to the business of the Fund but will be allocated between the business of the Fund and the management of the monies of other clients of the Adviser.

(a)(3)  Compensation Structure of Portfolio Manager(s) or Management Team Members

The Adviser’s financial arrangements with the Portfolio Managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The Portfolio Managers may receive all or some combination of salary, an annual bonus and interests in the carried interest in certain of Ares’ funds.

Base Compensation.

Generally, when the Portfolio Managers receive base compensation it is based on their individual seniority and their position within the firm.

Discretionary Compensation.

In addition to base compensation, the Portfolio Managers may receive discretionary compensation. Discretionary compensation may be based on individual seniority and contribution, and, if applicable, may include distributions on equity interests of the Adviser’s ultimate parent company held by each Portfolio Manager, if any.

(a)(4) Ownership of Securities

The following table sets forth, for each Portfolio Manager, the aggregate dollar range of the registrant’s equity securities beneficially owned as of October 31, 2013.

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Seth J. Brufsky	$100,001-$500,000
Keith Ashton	None

(b) There have been no changes to the registrant’s portfolio managers.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None in the reporting period pursuant to a plan or program.  Ares Investments Holdings LLC (“AIH”) made a seed capital investment whereby AIH purchased 4,200 shares of the Fund’s common stock at a price of $23.88 per share.  AIH is controlled by Ares Investments LLC, which, in turn, is controlled by Ares Partners Management Company LLC (“APMC”).  APMC is the ultimate parent company of the Adviser.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors during the period covered by this Form N-CSR filing.

Item 11.  Controls and Procedures.

(a)                                 The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)                  Code of Ethics is attached hereto in response to Item 2(f).

(a)(2)                  The certifications required by Rule 30a-2(a) of the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3)                  Not applicable for this filing.

(a)(4)                  Proxy voting policies and procedures of the Fund and its investment adviser are attached hereto in response to Item 7.

(b)                                The certifications required by Rule 30a-2(b) of the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ARES MULTI-STRATEGY CREDIT FUND, INC.

By:	/s/ Seth J.Brufsky
Seth J. Brufsky
President and Chief Executive Officer of Ares Multi-Strategy Credit Fund, Inc.

Date:	January 8, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Seth J.Brufsky
Seth J. Brufsky
President and Chief Executive Officer of Ares Multi-Strategy Credit Fund, Inc.

Date:	January 8, 2014

By:	/s/ Daniel F. Nguyen
Daniel F. Nguyen
Chief Financial Officer of Ares Multi-Strategy Credit Fund, Inc.

Date:	January 8, 2014